                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

                                  $112,750,000

                                 LOAN AGREEMENT

                           Dated as of August 14, 2002

                                     Between

                              ARCPI HOLDINGS, INC.,

                            a Tennessee corporation,

                                  as Borrower;

                                       and

                      HEALTH CARE PROPERTY INVESTORS, INC.,

                             a Maryland corporation,

                                   as Lender.

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                                TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
         Section 1.1       Certain Defined Terms..................................................................1
         Section 1.2       Accounting Terms......................................................................18
         Section 1.3       Other Definitional Provisions.........................................................18

ARTICLE II. AMOUNTS AND TERMS OF LOAN............................................................................18
         Section 2.1       Making the Loan.......................................................................19
                  (a)      The Loan..............................................................................19
                  (b)      The Note..............................................................................19
                  (c)      Funding the Loan......................................................................19
         Section 2.2       Interest..............................................................................19
                  (a)      Interest Rate.........................................................................19
                  (b)      Default Interest......................................................................19
         Section 2.3       Mandatory Payments....................................................................19
                  (a)      Quarterly Payments....................................................................19
                  (b)      Maturity Date.........................................................................20
                  (c)      Payment Following Change of Control...................................................20
         Section 2.4       Voluntary Prepayments.................................................................20
                  (a)      No Prepayment Prior to Third Anniversary..............................................20
                  (b)      Full Prepayment.......................................................................20
                  (c)      Partial Prepayment....................................................................20
                  (d)      Yield Maintenance Premium.............................................................21
         Section 2.5       Payments and Computations.............................................................21
                  (a)      Payments..............................................................................21
                  (b)      Computations..........................................................................21
                  (c)      Payment on Business Day...............................................................21
         Section 2.6       Right of First Offer to Finance.......................................................21
                  (a)      Request to Provide Offer to Finance...................................................21
                  (b)      Election to Finance...................................................................22
                  (c)      No Election...........................................................................22
                  (d)      Borrower's Election to Finance........................................................22
         Section 2.7       Taxes.................................................................................22
                  (a)      Net Payments..........................................................................22
                  (b)      Payment of Other Taxes................................................................23
                  (c)      Indemnification.......................................................................23
                  (d)      Evidence of Payments..................................................................23
                  (e)      Survival..............................................................................23

ARTICLE III. CONDITIONS..........................................................................................23
         Section 3.1       Initial Conditions....................................................................23
                  (a)      Representation and Warranties.........................................................23
                  (b)      No Default............................................................................23
                  (c)      Payment of Fees and Expenses..........................................................24
                  (d)      No Adverse Change.....................................................................24
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                  (e)      Loan Documents........................................................................24
                  (f)      Borrower Corporate Documents..........................................................24
                  (g)      Financial Statements..................................................................24
                  (h)      Legal Opinions........................................................................25
                  (i)      Governmental Consents.................................................................25
                  (j)      Minimum Net Operating Income..........................................................25
                  (k)      Minimum EBITDA........................................................................25
                  (l)      Officers Certificate..................................................................25
                  (m)      Documents and other Evidence Satisfactory to Lender...................................26
                  (n)      Borrower Governing Documents..........................................................26
         Section 3.2       Funding Conditions....................................................................26
                  (a)      Representation and Warranties.........................................................26
                  (b)      No Default............................................................................26
                  (c)      Payment of Fees and Expenses..........................................................26
                  (d)      No Adverse Change.....................................................................26
                  (e)      Loan Documents........................................................................26
                  (f)      Master Lease Documents................................................................27
                  (g)      Borrower Corporate Documents..........................................................27
                  (h)      Property Owner Organizational Documents...............................................28
                  (i)      Property Operator Organizational Documents............................................28
                  (j)      Real Property Deliveries..............................................................30
                  (k)      HCPI Equity Investment................................................................32
                  (l)      Health Care Licenses..................................................................32
                  (m)      Condemnation; Casualty................................................................33
                  (n)      Financial Statements..................................................................33
                  (o)      Other Document Deliveries.............................................................33
                  (p)      Legal Opinions........................................................................33
                  (q)      Governmental Consents.................................................................34
                  (r)      Insurance Coverage....................................................................34
                  (s)      Corporate and Governmental Approvals..................................................34
                  (t)      Required Hedging Agreement............................................................34
                  (u)      Minimum Net Operating Income..........................................................34
                  (v)      Occupancy and EBITDAR.................................................................34
                  (w)      No Liability for Facility.............................................................35
                  (x)      Appraised Value.......................................................................35
                  (y)      Exchange Offer........................................................................35
                  (z)      New ARC Securities Documents..........................................................35
                  (aa)     Refinancings..........................................................................35
                  (bb)     Escrow Deposit........................................................................35
                  (cc)     Somerby Purchase Option...............................................................36
                  (dd)     Termination of Retired Officers Right of First Refusal................................36
                  (ee)     Amendment to HCPI Lease...............................................................36
                  (ff)     Reimbursement Obligation..............................................................36
                  (gg)     Vehicle Sublease......................................................................36
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                  (hh)     Compliance with Zoning Laws...........................................................36
                  (ii)     Officers Certificate..................................................................37
                  (jj)     Documents and other Evidence Satisfactory to Lender...................................37

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.......................................................................37
         Section 4.1       Representations and Warranties of Borrower............................................37
                  (a)      Organization..........................................................................37
                  (b)      Power and Authority...................................................................37
                  (c)      Due Authorization.....................................................................37
                  (d)      Binding and Enforceable...............................................................38
                  (e)      Subsidiaries..........................................................................38
                  (f)      No Indebtedness.......................................................................38
                  (g)      No Liens..............................................................................39
                  (h)      No Defaults...........................................................................39
                  (i)      No Conflicts or Restrictions..........................................................39
                  (j)      Governmental Approval.................................................................39
                  (k)      Litigation............................................................................39
                  (l)      Financial Information.................................................................39
                  (m)      Material Adverse Change...............................................................39
                  (n)      Compliance............................................................................40
                  (o)      Payment of Taxes......................................................................40
                  (p)      Security Interests....................................................................40
                  (q)      Title to Property.....................................................................40
                  (r)      Real Property Matters.................................................................40
                  (s)      Conduct of Business...................................................................41
                  (t)      Investment Company....................................................................42
                  (u)      Margin Stock..........................................................................42
                  (v)      Registration of the Note..............................................................42
                  (w)      Environmental Laws....................................................................42
                  (x)      ERISA Compliance......................................................................43
                  (y)      Restrictions on Dividends.............................................................44
                  (z)      Solvency..............................................................................44
                  (aa)     Labor Disputes........................................................................44
                  (bb)     Master Lease Document Default.........................................................44
                  (cc)     Full Disclosure.......................................................................44
                  (dd)     Health Care Permits...................................................................45
                  (ee)     Compliance with Legal Requirements....................................................45
                  (ff)     Retired Officers Documents............................................................46

ARTICLE V. COVENANTS OF BORROWER.................................................................................46
         Section 5.1       Financial Covenants...................................................................46
                  (a)      First Mortgage Outstanding Principal Amount...........................................46
                  (b)      Minimum Operating Income..............................................................47
                  (c)      Minimum Debt Service Coverage Ratio...................................................47
                  (d)      Maximum Accounts Payable Period.......................................................47
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         Section 5.2       Reporting Covenants...................................................................47
                  (a)      Monthly Statements....................................................................47
                  (b)      Quarterly Financial Statements........................................................48
                  (c)      Annual Financial Statements...........................................................48
                  (d)      Annual Budgets........................................................................49
                  (e)      Census Reports........................................................................49
                  (f)      Compliance Certificate................................................................49
                  (g)      Change of Name or Location............................................................50
                  (h)      Management Letter.....................................................................50
                  (i)      Tax Returns...........................................................................50
                  (j)      Notice of Default.....................................................................50
                  (k)      Notice of Litigation..................................................................50
                  (l)      Security Holder Materials and SEC Filings.............................................50
                  (m)      ERISA Notices.........................................................................50
                  (n)      Environmental Notices.................................................................51
                  (o)      Health Care Permit Violation..........................................................52
                  (p)      Notice of Material Event or Circumstance..............................................52
                  (q)      Other Information.....................................................................52
         Section 5.3       Affirmative Covenants.................................................................52
                  (a)      Preservation of Corporate Existence, Etc..............................................52
                  (b)      Maintenance of Property and Assets....................................................52
                  (c)      Insurance.............................................................................53
                  (d)      Compliance With Laws..................................................................53
                  (e)      Payment of Obligations................................................................53
                  (f)      Use of Proceeds.......................................................................53
                  (g)      Inspection of Property and Books and Records..........................................53
                  (h)      Further Assurances....................................................................54
                  (i)      Disclosure Updates....................................................................54
                  (j)      Environmental Laws....................................................................54
                  (k)      Health Care Permits and Approvals.....................................................56
                  (l)      Compliance With ERISA.................................................................56
                  (m)      Operating Account.....................................................................56
                  (n)      Reserve Accounts......................................................................57
                  (o)      Separateness Covenants................................................................62
                  (p)      Certain Property Operators Treated as Corporations....................................64
                  (q)      Impound Accounts......................................................................64
                  (r)      Subordination of Management Agreements................................................64
                  (s)      Board Attendance......................................................................64
                  (t)      Release of Lien on Somerby Purchase Option............................................65
                  (u)      Vehicle Sublease......................................................................65
                  (v)      Reimbursement Obligation..............................................................65
                  (w)      Consent to Acquisition of First Mortgage..............................................65
         Section 5.4       Negative Covenants....................................................................65
                  (a)      Liens.................................................................................65
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                  (b)      Limitation on Indebtedness............................................................66
                  (c)      Limitation on Contingent Obligations..................................................67
                  (d)      Restricted Payments...................................................................67
                  (e)      Consolidation, Merger, Sale of Assets.................................................68
                  (f)      Loans and Investments.................................................................69
                  (g)      Conduct of Business...................................................................70
                  (h)      Transactions With Affiliates..........................................................71
                  (i)      Amendments to Corporate Documents.....................................................71
                  (j)      Health Care Permits and Approvals.....................................................71
                  (k)      Accounting Changes....................................................................71
                  (l)      Amendment to and Refinancing of First Mortgages.......................................71
                  (m)      Sale and Leaseback Transactions.......................................................72
                  (n)      Separateness Covenants................................................................73
                  (o)      Tax Status............................................................................75
         Section 5.5       REIT Protections......................................................................75

ARTICLE VI. EVENTS OF DEFAULT....................................................................................76
         Section 6.1       Events of Default.....................................................................76
                  (a)      Non-Payment of Principal, Interest or Other Amounts...................................76
                  (b)      First Mortgage Loan Documents.........................................................76
                  (c)      HCPI Lease............................................................................77
                  (d)      Representations and Warranties........................................................77
                  (e)      Financial and Negative Covenants......................................................77
                  (f)      Reporting and Affirmative Covenants...................................................77
                  (g)      Other Covenants.......................................................................77
                  (h)      Bankruptcy............................................................................77
                  (i)      Judgments.............................................................................77
                  (j)      Transaction Documents.................................................................78
                  (k)      Collateral Documents..................................................................78
                  (l)      ERISA.................................................................................78
                  (m)      Other Indebtedness....................................................................78
                  (n)      Leases................................................................................78
         Section 6.2       Rights Not Exclusive..................................................................78

ARTICLE VII. MISCELLANEOUS.......................................................................................79
         Section 7.1       Collateral Matters....................................................................79
         Section 7.2       Amendments............................................................................79
         Section 7.3       Notices...............................................................................79
         Section 7.4       No Waiver; Remedies...................................................................80
         Section 7.5       Costs, Expenses and Taxes.............................................................80
                  (a)      General Costs and Expenses............................................................80
                  (b)      Survival..............................................................................80
         Section 7.6       Right of Set-off......................................................................80
         Section 7.7       Indemnity.............................................................................81
                  (a)      Indemnity.............................................................................81
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                  (b)      Limitation............................................................................81
                  (c)      Survival..............................................................................81
         Section 7.8       Limited Recourse......................................................................81
                  (a)      Limitation on Recourse................................................................81
                  (b)      Exceptions to Limitation..............................................................82
                  (c)      Full Recourse.........................................................................82
         Section 7.9       Binding Effect........................................................................83
         Section 7.10      GOVERNING LAW.........................................................................83
         Section 7.11      WAIVER OF JURY TRIAL..................................................................84
         Section 7.12      Confidentiality.......................................................................84
         Section 7.13      Limitation of Liability...............................................................84
         Section 7.14      Entire Agreement......................................................................85
         Section 7.15      Execution in Counterparts.............................................................85

LIST OF EXHIBITS
         Exhibit A       Form of Note
         Exhibit B       Form of Borrower Pledge Agreement
         Exhibit C       Form of Reserve Account Security Agreement
         Exhibit D       Form of ARC SC Pledge Agreement
         Exhibit E       Form of Negative Pledge Agreement
         Exhibit F       Form of Separateness Covenant Certificate
         Exhibit G       Form of Compliance Certificate
         Exhibit H       Reviewed Facility Budgets

LIST OF SCHEDULES
         Schedule I                 List of Facilities, Property Owners, Property Operators and First Mortgage Lenders
         Schedule II                List of Entrance Fee Facilities
         Schedule III               List of Master Trust Documents
         Schedule 2.3(b)            Sample Loan Balance
         Schedule 3.2(bb)           List of Refinancing Transactions
         Schedule 4.1(e)            List of Permitted Subsidiaries
         Schedule 4.1(f)            List of Existing Indebtedness
         Schedule 4.1(g)            List of Existing Liens
         Schedule 4.1(j)            List of Required Government Approvals
         Schedule 4.1(r)            List of Real Estate
         Schedule 4.1(w)            List of Environmental Reports
         Schedule 4.1(aa)           List of Collective Bargaining Agreements and Other Labor Contracts
         Schedule 5.4(c)(ii)        List of Existing Contingent Obligations
         Schedule 5.4(g)(iv)        List of Facilities Leased from HCPI
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                                       vi

                                 LOAN AGREEMENT

                  This LOAN AGREEMENT, dated as of August 14, 2002, is made by and between ARCPI Holdings, Inc., a Tennessee corporation, as Borrower; and HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, as Lender.

                                    Recitals

                  A. Borrower has requested that Lender make a loan to Borrower in the aggregate principal amount of One Hundred Twelve Million Seven Hundred Fifty Thousand Dollars ($112,750,000.00).

                  B. Lender is willing to make the loan on the terms and conditions set forth herein.

                                    Agreement

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Adjusted Net Operating Income" means, for any period, (i) Net Operating Income of Borrower for such period minus (ii) a capital reserve equal to the product of (A) $33.33 times (B) the average number of units in the Facilities during such period times (C) the number of months in such period.

                  "Affiliate" of a specified Person means any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified. For purposes of the foregoing, "control," "controlled by" and "under common control with" with respect to any Person means (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, or (ii) the ownership of more than 10 percent of the voting securities of, or other equity interests in, such Person.

                  "Agreement" means this Loan Agreement, dated as of August 14, 2002 among Borrower and Lender.

                  "Anniversary Date" means each anniversary of the Closing Date.

                  "ARC" means American Retirement Corporation, a Tennessee corporation.

                  "ARC Brandywine Holdings" means ARC Brandywine Real Estate Holdings, LLC, a Tennessee limited liability company.

                  "ARC Equity Owners" means the owners (other than the General Partners) of the equity interests of the Property Operators and the HCPI Lessees identified on Schedule 4.1(e).

                  "ARC Fleetwood Entities" means ARC Fleetwood, LLC, a Tennessee limited liability company, and CRICFW One, LLC, a Delaware limited liability company.

                  "ARC Freedom" means ARC Freedom, Inc., a Tennessee corporation

                  "ARC General Partners" means the general partners of the Property Operators and the HCPI Lessees identified on Schedule 4.1(e).

                  "ARC Santa Catalina" means ARC Santa Catalina Real Estate Holdings, LLC, a Delaware limited liability company.

                  "ARC SC Holdings" means ARC SC Holdings, LLC, a Delaware limited liability company.

                  "ARC SC Pledge Agreement" has the meaning provided in Section 3.2(e)(ii).

                  "ARC SC Pledged Interests" means the equity interests in ARC Santa Catalina to be pledged as security pursuant to the ARC SC Pledge Agreement.

                  "ARC Wilora Assisted Living" means ARC Wilora Assisted Living, LLC, a Tennessee limited liability company.

                  "ARC Wilora Lake" means ARC Wilora Lake, Inc., a Tennessee corporation.

                  "Authorized Officer" means the chief executive officer, the president, the chief financial officer, the secretary or the treasurer of Borrower.

                  "Borrower" means ARCPI Holdings, Inc., a Tennessee corporation.

                  "Borrower Pledge Agreement" has the meaning provided in
Section 3.2(e)(i).

                  "Borrower Pledged Interests" means the equity interests in the Property Owners that are direct Subsidiaries of Borrower and ARC SC Holdings to be pledged as security pursuant to the Borrower Pledge Agreement.

                  "Business Day" means any day except a Saturday or Sunday or a day when commercial banks are authorized or required by law to be closed in Los Angeles, California.

                  "Capital Additions" has the meaning provided in the Master Lease.

                  "Capital Lease Obligations" means, with respect to any Person, any and all lease obligations of such Person and its Subsidiaries on a consolidated basis that, in accordance with GAAP, have been or are required to be capitalized on the books of such Person and its Subsidiaries.

                  "Cash Equivalents" means: (i) securities issued or fully guaranteed or insured by the United States government or any agency thereof and backed by the full faith and credit of the United States having a maturity of not more than 1 year from the date of acquisition; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, rated A by S&P or A by Moody's; (iii) certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances having in each case a tenor of not more than 1 year, issued by an United States commercial bank having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P or P-1 by Moody's; (iv) certificates of deposit in an amount less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation; (v) commercial paper or bankers acceptances of an issuer rated at least A-1 by S&P or P-1 by Moody's and, in either case, having a tenor of not more than 1 year; and (vi) money market funds invested in one or more of the foregoing.

                  "Change of Control" means the occurrence of any of the following: (i) at any time, any person or group of persons (within the meaning of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder) owns beneficially (within the meaning of Rule 13d-3 promulgated by the Security and Exchange Commission under the Exchange Act, or any successor or replacement regulation), 20% or more of the issued and outstanding shares of capital stock of ARC having ordinary voting power for the election of directors of ARC; (ii) at any time, a majority of the members of the board of directors of ARC shall not be Continuing Directors; (iii) a majority of the directors who are Continuing Directors as of any date shall resign within a 4-month period after such date; (iv) ARC shall cease for any reason to own 100% of the outstanding ownership interest in Borrower; (v) at any time prior to the Funding Date, Borrower shall cease for any reason to own directly or indirectly 100% of the outstanding ownership interest in each Property Owner (other than ARC Santa Catalina); (vi) at any time after the Funding Date, Borrower shall cease for any reason to own directly the percentage of the outstanding ownership interest in each Property Owner (other than ARC Santa Catalina) which Borrower owns on the Funding Date after giving effect to the HCPI Equity Investment; (vii) at any time after the Funding Date, the HCPI Affiliates shall cease for any reason to own directly the percentage of the outstanding ownership interest in each Property Owner (other than ARC Santa Catalina) which Lender owns on the Funding Date after giving effect to the HCPI Equity Investment; (viii) at any time prior to the Funding Date, Borrower shall cease for any reason to own directly or indirectly 100% of the outstanding ownership interest in ARC SC Holdings; (ix) at any time after the Funding Date, Borrower shall cease for any reason to own directly the percentage in ARC SC Holdings which Borrower owns on the Funding Date after giving effect to the HCPI Equity Investment; (x) at any time after the Funding Date, the HCPI Affiliates shall cease for any reason to own directly the percentage of the outstanding ownership interest in ARC SC Holdings which Lender owns on the Funding Date after giving effect to the HCPI Equity Investment; (xi) ARC SC Holdings shall cease for any reason to own directly 100% of the outstanding ownership interest in ARC Santa Catalina;
(xii) Borrower shall cease for any reason to own directly or indirectly 100% of the outstanding ownership interest in each Property Operator; (xiii) Borrower shall cease for any reason to own directly or indirectly 100% of the outstanding ownership interest in each HCPI Lessee; or (xiv) from and after the Funding Date, Borrower shall cease for any reason to own directly 100% of the outstanding ownership interest in each of ARC Wilora Lake and ARC Wilora Lake Assisted Living.

                  "Closing Date" means the date, not later than August 16, 2002, on which all of the conditions precedent set forth in Section 3.1 are satisfied or waived in writing by Lender.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulation promulgated thereunder.

                  "Collateral" means all property which is subject or is to become subject to the security interests or Lien granted by any of the Collateral Documents.

                  "Collateral Documents" means, collectively, the Borrower Pledge Agreement, the ARC SC Pledge Agreement, the Reserve Account Security Agreement, the Negative Pledge Agreements and all other security agreements, collateral assignments and other instruments, documents and agreements at any time delivered to Lender to create or evidence Liens to secure the Obligations or any guaranty thereof, and any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

                  "Compliance Certificate" has the meaning provided in Section 5.2(f).

                  "Condemnation" has the meaning provided in the Master Lease.

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (i) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor; or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person's liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

                  "Continuing Director" means a director who (i) was a member of the Board of Directors of ARC on the Closing Date, or (ii) was nominated to be a member of the Board of Directors by a majority of the Continuing Directors then in office to fill a vacancy left by death, retirement or voluntary resignation of a director.

                  "Debt" means, as applied to any Person and in each case determined on a consolidated basis in conformity with GAAP (without duplication): (i) all obligations for borrowed money (whether by loan or the issuance of debt securities or otherwise); (ii) all obligations evidenced by bonds, debentures, notes, or other similar instruments; (iii) all Capital Lease Obligations; (iv) all obligations or liabilities of others secured by a Lien on any property or asset of such Person, irrespective of whether such obligation or liability is assumed; (v) all obligations owed for all or any part of the deferred purchase price of property, assets, or services that are due more than 12 months after the date of the incurrence of the obligation in respect thereto; and (vi) all Unfunded Pension Liabilities of such Person or any of its Subsidiaries.

                  "Debt Service Coverage Ratio" means, for any period, the ratio obtained by dividing (i) Adjusted Net Operating Income for such period by (ii) the sum of (A) the cash payments required on the Loan during such period plus
(B) the aggregate principal and interest payments on the First Mortgage Loans during such period (excluding therefrom any principal paid in connection with a Permitted Refinancing Loan or a Permitted Payoff) plus (C) the net payments, if any, made on the Required Interest Hedge during such period plus (D) any payments required to be made into the Sinking Fund Reserve Account during such period.

                  "Default" means any event or condition which with notice, the passage of time or both would constitute an Event of Default.

                  "Depository Bank" has the meanings provided in Section 5.3(m)(i).

                  "Distribution Date" means the third Business Day of each calendar month from the Funding Date through the Maturity Date.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollars" and "$" means United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

                  "EBITDA" means, for any period for any Person, the sum of (i) Net Income for such period, (ii) depreciation and amortization included in calculating such Net Income, (iii) Interest Expense for such period, (iv) Tax Expense for such period, in each case determined for such Person and its Subsidiaries on a consolidated basis.

                  "EBITDAR" means, for any period, the sum of (i) EBITDA; and
(ii) the aggregate amount payable under all leases and rental agreements, in each case determined for such period for the Property Owners and the Property Operators on a consolidated basis in accordance with GAAP.

                  "Enterprise Vehicle Master Lease" means the Master Equity Lease Agreement, entered into the sixteenth day of November 2001, by and between Enterprise Rent-A-Car Company of Tennessee, a Tennessee corporation, do business as Enterprise Fleet Services and ARC.

                  "Entrance Fee Facility" means a Facility that is listed on
Schedule II.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Hazardous Substance into the environment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulation promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with Borrower or any of its Subsidiaries within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (i) a Reportable Event with respect to a Pension Plan, (ii) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (iii) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multi-Employer Plan or notification that a Multi-Employer Plan is in reorganization, (iv) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-Employer Plan, (v) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-Employer Plan, or (vi) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

                  "Event of Default" and "Events of Default" have the meanings provided in Section 6.1.

                  "Exchange Offer" means the offer to exchange Old ARC Debentures for New ARC Securities, as described in that certain Offering Memorandum, dated August 14, 2002, for Exchange Offer for Outstanding 5 3/4% Convertible Subordinated Debentures Due 2002.

                  "Exchange Warrant Documents" means the agreements and other documents pursuant to which the Exchange Warrants are issues and all other documents executed in connection with the issuance of the Exchange Warrants.

                  "Exchange Warrants" means the warrants to purchase ARC common stock to be issued in connection with the Exchange Offer.

                  "Facility" means each facility being (and to be) operated or proposed to be operated on the Leased Property (as defined in the Master Lease), together with any Capital Additions (as defined in the Master Lease). "Facilities" means, collectively, all of the Facilities. The Facilities are identified on Schedule I.

                  "Fee Estate" means any fee estate in real property.

                  "Final Appraisal" has the meaning provided in Section 3.2(k)(iii).

                  "Finance," "Financed," "Finances," "Financing" and similar terms shall mean the provision of financing to Borrower, its Subsidiaries and/or its Affiliates whether in the form of a loan, a synthetic lease, a sale-leaseback transaction, or similar or related financing structure, but shall specifically exclude trade payables incurred in the ordinary course of business consistent with past practices and Indebtedness permitted pursuant to Section 5.4(b)(iv), (vi), (vii) and (viii).

                  "Financing Transaction" has the meaning provided in Section
2.6.

                  "First Mortgage Lenders" means collectively (i) the lenders identified on Part B of Schedule I to this Agreement and (ii) the Permitted Refinancing Lenders, if any. "First Mortgage Lender" means, individually, any of the First Mortgage Lenders.

                  "First Mortgage Loan Documents" means collectively all documents evidencing or related to the First Mortgage Loans. "First Mortgage Loan Document" means individually any of the First Mortgage Loan Documents.

                  "First Mortgage Loans" means collectively (i) the mortgage loans identified on Schedule I to this Agreement and (ii) the Permitted Refinancing Loans, if any. "First Mortgage Loan" means individually any of the First Mortgage Loans.

                  "Flood Hazard Area" means an area designated by the Federal Emergency Management Agency and/or the Secretary of Housing and Urban Development as having special flood hazards.

                  "Fort Austin LP" means Fort Austin Limited Partnership, a Texas limited partnership.

                  "Freedom Village Sun City" means Freedom Village of Sun City Center, Ltd., a Florida limited partnership.

                  "Ft. Worth Facility" means the Facility identified as the Ft. Worth Facility on Schedule I.

                  "Funding Date" has the meaning provided in Section 2.1(a).

                  "Funding Date Restructuring Plan" means the restructuring plan of Borrower and its Subsidiaries, to be accomplished prior to the Funding Date, such plan to be reasonably acceptable to Lender.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accounts and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the United States accounting profession, which are applicable to the circumstances on the date of determination; provided that if one or more changes in GAAP after the date hereof are required to be applied to the then existing transactions, and such change or changes have a material effect on the financial computations required under this Agreement, then as used in this Agreement, GAAP means generally accepted accounting principles as in effect prior to such change or changes.

                  "GECC Loan" means the $95,700,000 First Mortgage Loan to Fort Austin Real Estate Holdings, LLC, a Tennessee limited liability company, by General Electric Capital Corporation.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Governmental Requirement" means any law, ordinance, order, rule, regulation, decree or similar edict of a Governmental Authority.

                  "Gross Revenues" means, for any period for all the Facilities, all revenues received or receivable during such period from or by reason of the operation of the Facilities or any other use of the Leased Property (as defined in the Master Lease) related to the Facilities, the Property Operators' Personal Property (as defined in the Master Lease) and Capital Additions (as defined in the Master Lease) related to the Facilities including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and Capital Additions related to the Facilities and the amortization of entrance fees related to the Facilities, all determined in accordance with GAAP; provided, however, that Gross Revenues shall not include: (i) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; (ii) contractual allowances (relating to any period during the Term

(as defined in the Master Lease)) for billings not paid by or received from the appropriate governmental agencies or third party providers; (iii) all proper patient billing credits and adjustments according to GAAP relating to health care accounting; and (iv) federal, state or local excise taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately. Gross Revenues for any period for the Facilities shall include all cost report settlement amounts received in or payable during such period in accordance with GAAP relating to health care accounting, regardless of the period to which such settlement amounts are applicable; provided, however, that to the extent settlement amounts are applicable to periods, or portions thereof, prior to the Funding Date, such settlement amounts shall not be included in Gross Revenues for the period in which such settlement amounts are received or paid. Gross Revenues shall also include (x) the Gross Revenues of any Occupant (as defined in the Master Lease) under a Commercial Occupancy Arrangement (as defined in the Master Lease) (i.e., the Gross Revenues generated from the operations conducted on or from such subleased, licensed or other used or occupied portion of the Leased Property and all Capital Additions of the Facilities shall be included directly in the Gross Revenues) if all or any portion of the rent received or receivable by the Property Operators from or under such Commercial Occupancy Arrangement is based on net income of such Occupant or would otherwise fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto (in which event the rent received or receivable by the Property Operators from or under such Commercial Occupancy Arrangement shall be excluded from Gross Revenues), or (y) the rent received or receivable by the Property Operators from or under such Commercial Occupancy Arrangement, if no portion of the rent received or receivable by the Property Operators from or under such Commercial Occupancy Arrangement is based on net income of such Occupant and such rent qualifies as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto (in which event the Gross Revenues of such Occupant shall be excluded from Gross Revenues herein).

                  "Hazardous Substances" means, collectively, any petroleum, petroleum product or byproduct or any substance, material or waste regulated or listed pursuant to any Environmental Law.

                  "HCPI" means Health Care Property Investors, Inc., a Maryland corporation.

                  "HCPI Affiliate" means HCPI or any Affiliate of HCPI.

                  "HCPI Equity Investment" means the equity investment in the Property Owners made by HCPI as required pursuant to Section 3.2(l).

                  "HCPI Lease" means that certain Master Lease, dated as of March 29, 2002, between HCPI and Texas HCP Holding, L.P., a Delaware limited partnership, on the one hand; and the HCPI Lessees, on the other hand.

                  "HCPI Lease Documents" means the HCPI Lease and all other guaranties and other agreements, documents and instruments delivered to Lender by or on behalf of Borrower or any Affiliate of Borrower pursuant to or in connection with the HCPI Lease.

                  "HCPI Leased Facilities" means, collectively, the facilities leased from HCPI Lessor by the HCPI Lessees, as more specifically identified on
Schedule 5.4(g)(iv).

                  "HCPI Leased Facility" means, individually any of the HCPI Leased Facilities.

                  "HCPI Lessees" means, collectively, ARC Carriage Club of Jacksonville, Inc., a Tennessee corporation; ARC Delray Beach, LLC, a Tennessee limited liability company; ARC Post Oak, L.P., a Tennessee limited partnership; ARC Richmond Heights, LLC, a Tennessee limited liability company; ARC Shavano, L.P., a Tennessee limited partnership; and ARC Victoria, L.P., a Tennessee limited partnership.

                  "HCPI Lessor" means HCPI, HCPI's affiliates and/or their successors-in-interest serving as lessor(s) under the HCPI Lease.

                  "HCPI Loan Reserve Account" has the meaning provided in
Section 5.3(n)(i)(E).

                  "Health Care Facility" means a facility which provides any pharmaceutical products or any level of geriatric care, home health care, medical care (including sub-acute care), assisted living service or rehabilitative services, whether licensed as a skilled nursing facility, intermediate care facility, personal care facility, hospital or pharmacy or any products or services reasonably related thereto.

                  "Health Care Permit" means every accreditation, authorization, certificate of need, license or permit that is required pursuant to applicable federal, state or local law, rule, ordinance or authority to own, lease, operate or manage a Facility or any Subsidiary of Borrower or an HCPI Lessee.

                  "Hedging Agreement" means (i) any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect against fluctuations in currency values; or (ii) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement which is designed to protect against fluctuations in interest rates.

                  "Indebtedness" means, as applied to any Person and in each case determined on a consolidated basis in conformity with GAAP (without duplication): (i) all Debt; (ii) all reimbursement obligations with respect to surety bonds, letters of credit, bankers acceptances and similar instruments (in each case, whether or not matured); (iii) all obligations (contingent or otherwise) to purchase, retire or redeem any capital stock or any other equity interest of such Person; (iv) all monetary obligations measured by, or determined on the basis of, the value of any capital stock of such Person; (v) all obligations, whether or not such obligations constitute Indebtedness described in clauses (i) through (iv) above, secured by (or for which the holder of the obligation has an existing right, contingent or otherwise, to be secured
by) any Lien upon or in property (including accounts and contract rights) owned by such Person or any Subsidiary of such Person; (vi) Contingent Obligations; and (vii) all monetary claims against Borrower or any Subsidiary of Borrower under Hedging Agreements.

                  "Indemnified Liabilities" has the meaning provided in Section 7.7(a).

                  "Indemnified Person" has the meaning provided in Section
7.7(a).

                  "Intercreditor Agreement" and "Intercreditor Agreements" have the meanings provided in Section 3.2(e)(iv).

                  "Interest Expense" means, for any period for any Person, the interest expense (net of interest income) for such period of such Person and its Subsidiaries on a consolidated basis, determined in conformity with GAAP.

                  "IRS" means the Internal Revenue Service and any successor agency.

                  "Land" has the meaning provided in the Master Lease.

                  "Leased Property" has the meaning provided in the Master
Lease.

                  "Leasehold Estate" means any interest in real property which is not a Fee Estate.

                  "Lender" means Health Care Property Investors, Inc., a Maryland corporation, and its successors and assigns.

                  "Lien" means: (i) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

                  "Liquidity" means, as of any date of determination, the unrestricted cash and Cash Equivalents of ARC and its Subsidiaries as of such date of determination.

                  "Loan" has the meaning given in Section 2.1(a).

                  "Loan Documents" means this Agreement, the Note, the Collateral Documents, the Intercreditor Agreements and all other guaranties and other agreements, instruments and written indicia of the Obligations delivered to Lender by or on behalf of Borrower or any other Loan Party pursuant to or in connection with the transactions contemplated hereby.

                  "Loan Parties" means Borrower and the Property Owners.

                  "Master Lease" means that certain Master Lease, dated as of the Funding Date, between the Property Owners, on the one hand, and the Property Operators, on the other hand.

                  "Master Lease Documents" means the Master Lease and all other guaranties and other agreements, documents and instruments delivered to Property Owners or Lender by or on behalf of Borrower or any Affiliate of Borrower pursuant to or in connection with the transactions contemplated by the Master Lease.

                  "Master Trust Documents" means the agreements and documents set forth in Schedule III.

                  "Master Trust Payments" means any amounts paid or payable pursuant to the Master Trust Documents.

                  "Material Adverse Change" means (i) a material adverse change in the business, properties, assets, nature of the assets, liabilities, operations, prospects or condition (financial or otherwise) of (a) Borrower and its Subsidiaries, taken as a whole; (b) any Facility; or (c) ARC and its Subsidiaries, taken as a whole, in each case as compared with the business, properties, assets, nature of the assets, liabilities, operations, prospects or condition (financial or otherwise) of Borrower and its Subsidiaries, any Facility or ARC and its Subsidiaries, as the case may be, as of June 30, 2002;
(ii) a material impairment after the Closing Date of the ability of Borrower or any Affiliate of Borrower to perform under any Transaction Document to which it is a party; or (iii) a material adverse change in the legality, validity, binding effect or enforceability against any Loan Party or any Operating Company of any Transaction Document to which it is a party.

                  "Material Adverse Effect" means (i) a material adverse effect upon the business, properties, assets, nature of the assets, liabilities, operations, prospects or condition (financial or otherwise) of (a) Borrower and its Subsidiaries, taken as a whole; (b) any Facility; or (c) ARC and its Subsidiaries, taken as a whole; (ii) a material impairment of the ability of Borrower or any Affiliate of Borrower to perform under any Transaction Document to which it is a party; or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party or any Operating Company of any Transaction Document to which it is a party.

                  "Maturity Date" means the date 5 years after the Funding Date.

                  "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Mortgage Payment Reserve Account" has the meaning provided in
Section 5.3(n)(i)(D).

                  "Multi-Employer Plan" means a multi-employer plan (as defined in Section 4001(a)(3) of ERISA) which is, or was at any time during the current year or the immediately preceding 6 years, contributed to by Borrower or any ERISA Affiliate.

                  "Negative Pledge Agreements" and "Negative Pledge Agreement" have the meanings provided in Section 3.2(e)(iii).

                  "Net Income" means, for any period for any Person, the net income (exclusive of minority interests and extraordinary items) for such period of such Person and its Subsidiaries on a consolidated basis, determined in conformity with GAAP.

                  "Net Operating Income" means, for any period, (i) Gross Revenues for such period minus (ii) the sum of (a) Operating Expenses for such period plus (b) a management fee equal to the greater of (x) 5% times Gross Revenues for such period and (y) the actual amount of management fees paid by the Property Owners or the Property Operators for such period; provided that for any Facility clause (y) of this definition shall not apply to any management fees paid to an Affiliate of ARC with respect to such Facility so long as such fees are paid pursuant to an agreement that specifically provides that such management fee shall exceed 5% only during the period during which Borrower is the owner of the Property Owner which owns such Facility.

                  "New ARC Securities" means, collectively, the New Series A ARC Notes, the New Series B ARC Notes and the Exchange Warrants.

                  "New ARC Securities Documents" means, collectively, the New Series A ARC Note Documents, the New Series B ARC Note Documents and the Exchange Warrant Documents.

                  "New Series A ARC Note Documents" means the Indenture pursuant to which the New Series A ARC Notes are issues and all other documents executed in connection with the issuance of the New Series A ARC Notes.

                  "New Series B ARC Note Documents" means the Indenture pursuant to which the New Series B ARC Notes are issues and all other documents executed in connection with the issuance of the New Series B ARC Notes.

                  "New Series A ARC Notes" means the Series A Senior Subordinated Notes due September 30, 2002.

                  "New Series B ARC Notes" means the Series B Senior Subordinated Notes due September 30, 2009.

                  "Non-REIT Asset" has the meaning set forth in Section 5.5(c).

                  "Non-REIT Income" has the meaning set forth in Section 5.5(c).

                  "Note" has the meaning provided in Section 2.1(b).

                  "Obligations" means all present and future debts, obligations and liabilities of Borrower of every type and description arising under or in connection with this Agreement or any other Loan Document, due or to become due to Lender or any other Person required to be indemnified under any Loan Document, or any of their respective successors, transferees or assigns and shall include (without limitation) (i) all liability for principal of and interest on the

Loan; and (ii) all liability under the Loan Documents for any fees, taxes, additional compensation, expense reimbursements and indemnification.

                  "Old ARC Debenture Indenture" means that certain Indenture, dated as of September 29, 1997, by and between ARC and IBJ Schroder Bank and Trust Company, a New York banking corporation, as trustee.

                  "Old ARC Debentures" means the $132,930,000 of 5 3/4% Convertible Subordinated Debentures due October 1, 2002.

                  "Operating Expenses" means, for any period for the Facilities, the operating expenses of the Facilities during such period, as determined in accordance with GAAP.

                  "Other Permitted Subsidiaries" and "Other Permitted Subsidiary" have the meanings provided in Section 3.2(j).

                  "Other Taxes" has the meaning provided in Section 2.7(b).

                  "Payment Date" means the third Business Day of each calendar quarter from the Funding Date through the Maturity Date.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-Employer Plan has made contributions at any time during the immediately preceding 6 plan years.

                  "Permitted Letter of Credit" means a letter of credit (i) which is issued by a financial institution which is satisfactory to Lender in its sole discretion and whose long-term debt is rated at least "A" by S&P and "A2" by Moody's; (ii) which names Lender as the beneficiary; (iii) which contains terms and provisions satisfactory to Lender in its sole discretion; and
(iv) with respect to which the Borrower has the reimbursement obligation (and such reimbursement obligation is not guarantied by ARC or any Affiliate of ARC).

                  "Permitted Payoff" means the payment in full of all obligations under, and the release of any Liens with respect to, a First Mortgage Loan; provided that such payment was made in accordance with this Agreement.

                  "Permitted Refinancing Loan" means, individually, any mortgage loan which refinances a First Mortgage Loan and is consented to by Lender in accordance with this Agreement. "Permitted Refinancing Loans" means, collectively, all Permitted Refinancing Loans.

                  "Permitted Refinancing Lender" means, individually, a Person that is a lender under a Permitted Refinancing Loan. "Permitted Refinancing Lenders" means, collectively, all Permitted Refinancing Lenders.

                  "Permitted Subsidiaries" has the meaning provided in Section 4.1(e).

                  "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which Borrower or any ERISA Affiliate sponsors or maintains or to which Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Primary Intended Use" has the meaning provided in the Master Lease.

                  "Property Operators" means (i) at any time prior to the Funding Date, the Persons identified on Schedule 4.1(e) as Property Operators and (ii) on and after the Funding Date the Persons identified as Property Operators on Part A of Schedule I.

                  "Property Owners" means (i) at any time prior to the Funding Date, the Persons identified on Part A of Schedule 4.1(r) as Property Owners and
(ii) on and after the Funding Date, the Persons identified as Property Owners on Part A of Schedule I.

                  "Real Property" means any Fee Estate or any Leasehold Estate.

                  "Reinvestment Rate" means, with respect to any prepayment of the Loan, an amount equal to the yield on U.S. Treasuries issued with a term a near to equal to the remaining term as the Loan as possible, such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment (of, if such bid price is not published on such date, the next preceding date on which such bid price is so published) and converted to a monthly (not compounded) nominal yield, such Reinvestment Rate to be determined by Lender.

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Hazardous Substance into the indoor or outdoor environment or into or out of any Real Property or other property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or Real Property or other property.

                  "Repair and Replacement Expenditures" has the meaning provided in Section 5.3(n)(i)(A).

                  "Repair and Replacement Reserve Account" has the meaning provided in Section 5.3(n)(i)(A).

                  "Reportable Event" shall mean any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a plan described in Section 4063 of ERISA or a cessation of operations described in
Section 4062(e) of ERISA.

                  "Required Interest Hedge" has the meaning provided in Section 3.2(u).

                  "Reserve Account Security Agreement" has the meanings provided in Section 3.2(e)(v).

                  "Reserve Accounts" and "Reserve Account" has the meaning provided in Section 5.3(n)(i).

                  "Retired Officers Corporation" means Retired Officers Corporation, a Florida not-for-profit corporation.

                  "Retired Officers Documents" means, collectively, the Retired Officers Marketing Agreement and the Retired Officers Right of First Refusal.

                  "Retired Officers Land Corporation" means Retired Officers Land Corporation, a Florida not-for-profit corporation.

                  "Retired Officers Marketing Agreement" means that certain Marketing and Endorsement Agreement, executed as of the 30th day of June 1998, by and between Freedom Village Sun City and Retired Officer's Corporation

                  "Retired Officers Right of First Refusal" means that certain Agreement for Right of First Refusal, made and executed the 30th day of June 1998, by and between Freedom Village Sun City, Retired Officer's Corporation and Retired Officers Land Corporation.

                  "Review Period" has the meaning provided in Section 2.6(b).

                  "Reviewed Budget" means the budget of the Facilities delivered prior to the Closing Date and reviewed and accepted by Lender, a copy of which is attached hereto as Exhibit H.

                  "Right of First Offer" has the meaning provided in Section
2.6.

                  "S&P" means Standard & Poors Corporation or any successor thereto.

                  "Sinking Fund Reserve Account" has the meaning specified in
Section 5.3(n)(i)(C).

                  "Solvent" means, when used with respect to any Person, that at the time of determination: (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; (iii) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "Somerby Purchase Option" means purchase option of ARC on the managed properties knows as the Somerby at Jones Farm and Somerby at University Park.

                  "Subsidiary" means, with respect to any Person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests is owned or controlled directly or indirectly by such Person, or one or more Subsidiaries of such Person or a combination thereof.

                  "Tax Expense" means, for any period for any Person, charges for taxes accrued during such period by such Person and its Subsidiaries on a consolidated basis, determined in conformity with GAAP.

                  "Taxes" has the meaning provided in Section 2.7(a).

                  "Test Period" means (i) for any Distribution Date occurring on any date from the Funding Date through and including February 1, 2003, the period from August 1, 2002 to the last day of the calendar month commencing two calendar months prior to such Distribution Date; and (ii) for any Distribution Date thereafter, the period from the beginning of the applicable calendar year through the last day of the calendar month commencing two calendar months prior to such Distribution Date.

                  "Title Company" has the meaning provided in Section 3.2(k)(i).

                  "Title Policy" has the meaning provided in Section 3.2(k)(i).

                  "Transaction Document" means, collectively, the Loan Documents and the Master Lease Documents.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "Unmatured Surviving Obligation" means, as of any date, an Obligation which is contingent and unliquidated and not due and owing on such date and which pursuant to provisions of this Agreement survives termination of this Agreement and the repayment of the Loan, such as, for example, a contingent and unliquidated indemnification obligation under Section 7.7.

                  "Vehicle Sublease" means a Vehicle Sublease in a form reasonably acceptable to Lender.

                  "Working Capital" means, for any date, (a) the current assets of Borrower and its Subsidiaries on a consolidated basis (excluding (i) any loans made to ARC or any Affiliate of ARC and (ii) any cash or Cash Equivalents) minus (b) the current liabilities of Borrower and its Subsidiaries on a consolidated basis (excluding, however, the current portion of long-term Indebtedness and the Master Trust Payments, but not excluding other payments with respect to Entrance Fee Facilities), in each case determined as of such date in accordance with GAAP.

                  "Working Capital Reserve Account" has the meaning provided in
Section 5.3(n)(i)(B).

         Section 1.2 Accounting Terms. Except where context otherwise requires, all accounting terms not expressly defined herein shall be construed and all financial computations required under this Agreement shall be made in accordance with GAAP as then in effect.

         Section 1.3       Other Definitional Provisions.

                           (i) Unless otherwise specified herein or therein, all terms defined in this Agreement have the defined meanings when used in any other Transaction Document or in any certificate or other document made or delivered pursuant hereto.

                           (ii) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to sections, schedules and exhibits to this Agreement unless otherwise specified.

                           (iii) The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

                           (iv) The term "including" is not limiting and means "including without limitation."

                           (v) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

                           (vi) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto that are permitted under this Agreement.

                           (vii) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

                           (viii) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                                  ARTICLE II.
                            AMOUNTS AND TERMS OF LOAN

         Section 2.1       Making the Loan.

                  (a) The Loan. Lender agrees, subject to the terms and conditions set forth in this Agreement, to make a loan to Borrower (the "Loan") in the aggregate principal amount of $112,750,000 on any Business Day (the date of the making of the Loan, the "Funding Date") after the Closing Date and on or prior to September 30, 2002.

                  (b) The Note. The Loan shall be evidenced by a Note (the "Note"), substantially in the form of Exhibit A, in an original principal of $112,750,000.

                  (c) Funding the Loan. Upon fulfillment of the conditions set forth in Section 3.2, Lender shall make the proceeds of the Loan available to Borrower by transferring funds to an account within the United States, such account to be designated by Borrower prior to the Funding Date.

         Section 2.2       Interest.

                  (a) Interest Rate. Interest shall accrue on the unpaid principal amount of the Loan from the Funding Date until the principal amount of the Loan shall be paid in full, at a rate per annum equal to 19.5%.

                  (b) Default Interest. For any period of time during which an Event of Default has occurred and is continuing, the principal amount of the Loan shall bear interest payable upon demand at a rate per annum equal to the sum of (i) 2 percent plus (ii) the rate otherwise payable pursuant to Section 2.2(a), but not to exceed the maximum rate permitted by applicable law.

         Section 2.3 Mandatory Payments. Borrower agrees to make the following payments on the Loan:

                  (a) Quarterly Payments. On each Payment Date, Borrower shall make a cash payment to Lender in an amount equal to the amount for such Payment Date set forth in the following table:

         Period                                                                        Interest Payment
         ------                                                                        ----------------
         From the Funding Date through January 1, 2004                                    $2,536,875

         From April 1, 2004 through January 1, 2005                                       $2,693,125

         From April 1, 2005 through January 1, 2006                                       $2,849,374

         From April 1, 2006 through January 1, 2007                                       $3,005,624

         From April 1, 2007 through the Maturity Date                                     $3,161,873

Any payment made pursuant to this Section 2.3 shall be applied first to accrued and unpaid interest and then to the unpaid principal amount of the Loan. On each Payment Date, any interest which has accrued pursuant to Section 2.2(a) and is not paid pursuant to this Section 2.3(a) shall be added to the principal amount of the Loan and shall thereafter accrue interest at the rate provided in Section 2.2(a).

                  (b) Maturity Date. On the Maturity Date, Borrower shall pay the full outstanding principal amount of the Loan (including any principal that was added to the Loan pursuant to Section 2.3(a)), all accrued and unpaid interest on the Loan and all other Obligations then due and owing under this Agreement or any other Loan Document. For the convenience of the parties hereto, attached as Schedule 2.3(b) is a schedule showing the accrual of interest and principal amounts for the loan on a timely basis and that the loan is funded on October 1, 2002 assuming all payments are made.

                  (c) Payment Following Change of Control. If within the period commencing on the date of a Change of Control and ending 90 days after written notice from Borrower to Lender of such Change of Control, Lender shall request in writing that Borrower repay the Loan, then within 30 days after delivery to Borrower of such written request, Borrower shall immediately repay the full outstanding principal amount of the Loan (including any principal that was added to the Loan pursuant to Section 2.3(a)), all accrued and unpaid interest on the Loan and all other Obligations then due and owing under this Agreement or any other Loan Document.

         Section 2.4       Voluntary Prepayments.

                  (a) No Prepayment Prior to Third Anniversary. Borrower may not, under any circumstance, prepay the Loan prior to the third anniversary of the Funding Date.

                  (b) Full Prepayment. After the third anniversary of the Funding Date, Borrower may prepay the Loan in whole, but not in part. For any such prepayment, Borrower shall provide Lender written notice of such prepayment not later than thirty days prior to the date of such prepayment, and such written notice must state that Borrower intends to prepay the Loan and must provide the date on which such prepayment will be made. If such notice is given Borrower shall, on the prepayment date set forth in such notice, prepay the full outstanding principal amount of the Loan (including any principal that was added to the Loan pursuant to Section 2.3(a)), all accrued and unpaid interest on the Loan and all other Obligations then due and owing under this Agreement or any other Loan Document.

                  (c) Partial Prepayment. After the third anniversary of the Funding Date, Borrower may with the approval of Lender (which approval may be withheld in the sole and absolute discretion of Lender) make a partial prepayment of the Loan; provided that such partial prepayments may not be requested more frequently than quarterly and may not be requested for a principal amount less than $20,000,000. For any such prepayment, Borrower shall provide Lender written notice of such prepayment not later than thirty days prior to the date of such prepayment, and such written notice must state that Borrower desires to prepay the Loan and must provide the date on which such prepayment will be made, if approved by Lender. If such notice is given and the Lender approves such prepayment, Borrower shall, on the prepayment date set forth in such notice, prepay the principal amount of the Loan approved by Lender and all accrued and unpaid interest on such principal amount. No partial payment hereunder shall reduce the amount of any payment required pursuant to Section 2.3.

                  (d) Yield Maintenance Premium. If, for any reason, the Loan is involuntarily prepaid prior to the third anniversary of the Funding Date (including, by reason of an acceleration following the occurrence of an Event of Default), Borrower shall, concurrently with such prepayment, pay to Lender an amount equal to the greater of (x) 1% and (y) the positive difference, if any, between (i) the net present value of the remaining payments of principal and interest (including the payment on the Maturity Date) discounted at the Reinvestment Rate expressed in monthly terms (not compounded), determined one Business Day prior to such prepayment, and (ii) the principal amount of the Loan, as at the date of such prepayment.

         Section 2.5       Payments and Computations.

                  (a) Payments. Except as provided in Section 2.6, Borrower shall make each payment hereunder not later than 2:00 p.m. (Los Angeles, California time) on the day when due in Dollars to Lender at its address referred to in Section 7.3 in same day funds.

                  (b) Computations. All computations of interest shall be made by Lender on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest are payable.

                  (c) Payment on Business Day. Whenever any payment under this Agreement or the other Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

         Section 2.6 Right of First Offer to Finance. So long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, if Borrower or any of its Subsidiaries desires to Finance any of its Health Care Facilities or other property (including to refinance any loan or other financing arrangement of Borrower or any of its Subsidiaries), including any financing done in the form of a sale/leaseback transaction (each such financing or refinancing, a "Financing Transaction"), then Lender shall have a right of first offer to Finance such Health Care Facility or other property or to refinance such loan or other financing arrangement (such right, the "Right of First Offer"). The Right of First Offer shall be continuing and shall not terminate until the date Lender exercises such right and Finances such Financing Transaction or elects not to provide a Lender Finance Proposal. The following provisions shall govern such rights and such Financing:

                  (a) Request to Provide Offer to Finance . For so long as the Right of First Offer has not expired, for every Financing Transaction which is proposed to be Financed in whole or in part by a third-party, Borrower shall deliver to Lender a written request for Lender to provide a written proposal to Finance a Financing Transaction. Such written request shall set forth the property(ies) and/or construction plans which is (are) the subject of such written request, the amount requested to be Financed, the requested term of the loan or lease, the collateral available to secure the loan, and such other information pertaining to the terms and conditions of the proposed Financing as Lender may reasonably request (each such written request to provide a written proposal containing the foregoing information, a "Request to Provide Offer to Finance").

                  (b) Election to Finance. Lender shall have twenty (20) days from the date of receipt of the Request to Provide Offer to Finance (the "Review Period") to determine whether or not Lender will provide a written proposal to Finance. During the applicable Review Period, Borrower shall cooperate and shall cause the applicable Subsidiary to cooperate with Lender and shall use reasonable efforts to provide Lender with such further information as Lender may reasonably require with respect to the applicable Request to Provide Offer to Finance.

                  (c) No Election. Lender shall be deemed to have declined to exercise the Right of First Offer with respect to a Request to Provide Offer to Finance if Lender fails to provide a written proposal to Finance (each such proposal, a "Lender Finance Proposal") within the applicable Review Period). Each Lender Finance Proposal shall contain the material terms under which Lender proposes to provide the proposed Financing, including the amount to be Financed, the term of the loan or lease, as applicable, the interest rate or lease rate, as applicable, the amounts and schedule of principal and interest payments or rental amounts, as applicable, the terms of any prepayment or yield maintenance provisions, any loan recourse provisions, any "due on" provisions and related transfer restrictions, the collateral to secure the loan, whether or not a guaranty of the loan or lease is required, any cross-default or cross-collateralization provisions and any fees and other costs to be charged in connection with the proposed Financing.

                  (d) Borrower's Election to Finance. With respect to each Request to Provide Offer to Finance, if Lender declines (or is deemed to have declined its right) to provide a Lender Finance Proposal, Borrower and/or the applicable Subsidiary may elect to Finance such Finance Transaction with any third party provided, however, that Borrower or the applicable Subsidiary shall have closed escrow with respect to such Finance Transaction within six (6) months after the expiration of the applicable Review Period. With respect to each Request to Provide Offer to Finance, if Lender provides a Finance Proposal then Borrower and/or the applicable Subsidiary may Finance such Finance Transaction with any third party only if (i) such Finance Transaction is consummated on financing terms and conditions less favorable to such third party than those set forth in such Lender Finance Proposal, and (ii) Borrower or the applicable Subsidiary shall have closed escrow with respect to such Finance Transaction within six (6) months after the expiration of the applicable Review Period. If, within either such six (6) month period, Borrower or the applicable Subsidiary fails to close such Finance Transaction in accordance with the terms set forth in this Section 2.6(e), then the Right of First Offer with respect to such Finance Transaction shall be reinstated, and Lender shall have the review and financing rights for such Finance Transaction as set forth in this Section 2.6.

         Section 2.7       Taxes.

                  (a) Net Payments. Any and all payments by Borrower under this Agreement and the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, any taxes imposed on Lender's net income or net worth (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.7) Lender receives an amount equal to the sum it would have received had no such deductions been made; (ii) Borrower shall make such deductions; and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) Payment of Other Taxes. In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents, provided Borrower shall not be required to pay any tax based on Lender's net income or net worth (all such non-excluded taxes or other items hereinafter referred to as "Other Taxes").

                  (c) Indemnification. Borrower will indemnify Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.7) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 5 days from the date Lender makes written demand therefor.

                  (d) Evidence of Payments. Within 30 days after the date of any payment of Taxes, Borrower will furnish to Lender, at its address referred to in Section 7.3, the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Survival. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 2.7 shall survive the termination of this Agreement.

                                  ARTICLE III.
                                   CONDITIONS

         Section 3.1 Initial Conditions. The effectiveness of the obligation of Lender under this Agreement is subject to the satisfaction of each of the following conditions unless waived in writing by Lender:

                  (a) Representation and Warranties. Each of the representations and warranties contained in this Agreement and in each of the other Transaction Documents shall be true and correct in all material respects on and as of the Closing Date.

                  (b) No Default. No event shall have occurred and be continuing which constitutes a Default or Event of Default.

                  (c) Payment of Fees and Expenses. All fees and expenses of Lender (including fees and disbursements of counsel to Lender) due and payable on or prior to the Closing Date under this Agreement shall have been paid.

                  (d) No Adverse Change. There shall not have been any Material Adverse Change.

                  (e) Loan Documents. Borrower shall have delivered to Lender each of the following:

                           (i) this Agreement duly executed by Borrower and Lender; and

                           (ii)     the Note duly executed by Borrower.

                  (f) Borrower Corporate Documents. Borrower shall have delivered to Lender each of the following:

                           (i)      the certificate of incorporation of
                  Borrower, certified by the Secretary of State of Tennessee, dated as of a date not more than 10 days prior to the Closing Date;

                           (ii) a good standing certificate dated as of a recent date for Borrower from the Secretary of State of (x) Tennessee and (y) each other jurisdiction where Borrower is qualified to do business, in each case, dated as of a date not more than 10 days prior to the Closing Date;

                           (iii) a certificate of the Secretary of Borrower, dated as of the Closing Date, certifying as to;

                                    (A)      the certificate of incorporation of
                           Borrower as in effect on the Closing Date;

                                    (B)      the bylaws of Borrower as in effect
                           on the Closing Date;

                                    (C)      the resolutions of the Board of
                           Directors of Borrower approving each Transaction Document to which it is a party, and of all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to each such Transaction Document; and

                                    (D)      the names and true signatures of
                           the officers of Borrower authorized to sign each Transaction Document to which it is a party and the other documents to be delivered hereunder.

                  (g) Financial Statements. Borrower shall have delivered to Lender each of the following (each of which shall be satisfactory to Lender):

                           (i) a copy of the audited financial statements of ARC and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 2001, certified by KPMG LLP;

                           (ii) a copy of the unaudited financial statements of ARC and its Subsidiaries on a consolidated basis for each fiscal quarter ending after December 31, 2001 and more than 45 days prior to the Closing Date;

                           (iii) a copy of the pro forma unaudited financial statements of Borrower and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 2001;

                           (iv) a copy of the pro forma unaudited financial statements of Borrower and its Subsidiaries on a consolidated basis for each fiscal quarter ending after December 31, 2001 and more than 45 days prior to the Closing Date;

                           (v) unaudited operating statements for each Facility showing the Net Operating Income for such Facility for the trailing twelve-month period ended December 31, 2001; and

                           (vi) unaudited operating statements for each Facility showing the Net Operating Income for such Facility for the trailing twelve month periods ended on the last day of each month ending after March 2002 and more than 10 Business Days prior to the Closing Date.

                  (h) Legal Opinions. Borrower shall have delivered to Lender an opinion of Bass, Berry & Sims PLC, counsel for Borrower and the other Loan Parties, in form and substance satisfactory to Lender.

                  (i) Governmental Consents. Each Loan Party and each Property Operator shall have obtained all consents, approvals and authorizations required from any Governmental Authority in connection with execution, delivery and performance of their respective obligations under this Agreement and the other Transaction Documents.

                  (j) Minimum Net Operating Income. The sum of the Net Operating Income for all Facilities for the trailing twelve months ended June 30, 2002 is not less than $31,600,000.

                  (k) Minimum EBITDA. The occupancy and the EBITDAR of the Property Owners, as a whole, must reasonably be within Reviewed Budget for the one-month periods, and for the fiscal year-to-date periods, ending on the last day of each calendar month ending after February 2002 and more than 10 Business Days prior to the Closing Date.

                  (l) Officers Certificate. Borrower shall have delivered to Lender a certificate dated as of the Closing Date and signed by the Chairman, Chief Executive Officer or Chief Financial Officer of Borrower, certifying that, as of the Closing Date, (w) the representations and warranties contained in this Agreement and each of the other Transaction Documents are true and correct on and as of the Closing Date, as though made on and as of such date; (x) no Event of Default or Default has occurred and is continuing; (y) there has been no Material Adverse Change; and
(z) each of the other conditions precedent to the Closing Date has been satisfied.

                  (m) Documents and other Evidence Satisfactory to Lender. The documents, agreements and evidence deliver by Borrower to Lender pursuant to this Section 3.1 shall be satisfactory in all respects to Lender.

                  (n) Borrower Governing Documents. All the organizational documents of Borrower delivered pursuant to Section 3.1(f) shall be satisfactory to Lender.

         Section 3.2 Funding Conditions. The obligation of Lender to make the Loan is subject to the satisfaction of each of the following conditions unless waived in writing by Lender:

                  (a) Representation and Warranties. Each of the representations and warranties contained in this Agreement and in each of the other Transaction Documents shall be true and correct in all material respects on and as of the Funding Date, before and after giving effect to the Loan and to the application of the proceeds of the Loan.

                  (b) No Default. No event shall have occurred and be continuing, or shall result from the Loan or from the application of the proceeds of the Loan, which constitutes a Default or Event of Default.

                  (c) Payment of Fees and Expenses. All fees and expenses of Lender (including fees and disbursements of counsel to Lender) due and payable on or prior to the Funding Date under this Agreement shall have been paid.

                  (d) No Adverse Change. There shall not have been any Material Adverse Change.

                  (e) Loan Documents. Borrower shall have delivered to Lender each of the following:

                           (i) a pledge agreement, in substantially the form of Exhibit B (the "Borrower Pledge Agreement"), duly executed by Borrower and Lender, together with certificates representing the Borrower Pledged Interests identified in Part A of Schedule I to the Borrower Pledge Agreement, accompanied by undated transfer documents executed in blank;

                           (ii) a pledge agreement, in substantially the form of Exhibit D (the "ARC SC Pledge Agreement"), duly executed by ARC SC Holdings and Lender, together with certificates representing the ARC SC Pledged Interests identified in Part A of Schedule I to the ARC SC Pledge Agreement, accompanied by undated transfer documents executed in blank;

                           (iii)    a Negative Pledge Agreement, in
                  substantially the form of Exhibit E (collectively, the "Negative Pledge Agreements", and individually a "Negative Pledge Agreement"), duly executed by each Property Owner and Lender;

                           (iv) an intercreditor agreement, with each of the First Mortgage Lenders, in form and substance satisfactory to Lender (collectively, the "Intercreditor Agreements", and individually an "Intercreditor Agreement"), duly executed by each First Mortgage Lender and Lender;

                           (v) a reserve account security agreement, in substantially the form of Exhibit C (the "Reserve Account Security Agreement"), duly executed by Borrower and Lender;

                           (vi) a control agreement, in form and substance reasonably acceptable to Lender, duly executed by the Depository Bank and Lender;

                           (vii) evidence that the Negative Pledge Agreements have each been recorded in the appropriate real property recording offices; and

                           (viii) evidence that the financing statements referred to in the opinion of counsel delivered pursuant to
                  Section 3.2(q) have been filed in the offices identified therein.

                  (f) Master Lease Documents. Borrower shall have delivered to Lender certified copies of the Master Lease Documents.

                  (g) Borrower Corporate Documents. Borrower shall have delivered to Lender each of the following:

                           (i)      the certificate of incorporation of
                  Borrower, certified by the Secretary of State of Delaware, dated as of a date not more than 10 days prior to the Funding Date;

                           (ii) a good standing certificate dated as of a recent date for Borrower from the Secretary of State of (x) Delaware and (y) each other jurisdiction where Borrower is qualified to do business, in each case, dated as of a date not more than 10 days prior to the Funding Date;

                           (iii) a certificate of the Secretary of Borrower, dated as of the Funding Date, certifying as to;

                                    (A)      the certificate of incorporation of
                           Borrower as in effect on the Funding Date;

                                    (B)      the bylaws of Borrower as in effect
                           on the Funding Date;

                                    (C)      the resolutions of the Board of
                           Directors of Borrower approving each Transaction Document to which it is a party, and of all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to each such Transaction Document; and

                                    (D)      the names and true signatures of
                           the officers of Borrower authorized to sign each Transaction Document to which it is a party and the other documents to be delivered hereunder.

                  (h) Property Owner Organizational Documents. Borrower shall have delivered to Lender each of the following:

                           (i) the articles of organization or certificate of formation, as applicable, of each Property Owner, certified by the Secretary of State of the jurisdiction in which each such Property Owner is formed, dated as of a date not more than 10 days prior to the Funding Date;

                           (ii) a good standing certificate dated as of a recent date for each Property Owner from the Secretary of State of (x) the jurisdiction in which each such Property Owner is formed and (y) each other jurisdiction where such Property Owner is qualified to do business, in each case, dated as of a date not more than 10 days prior to the Funding Date;

                           (iii) a certificate of the Secretary of each Property Owner, dated as of the Funding Date, certifying as to;

                                    (A)      the articles of organization or
                  certificate of formation, as applicable, of such Property Owner as in effect on the Funding Date;

                                    (B)      the limited liability company
                  agreement or operating agreement, as applicable, of such Property Owner as in effect on the Funding Date;

                                    (C)      resolutions of the Board of
                  Governors or Board of Managers, as applicable, of such Property Owner approving each Transaction Document to which it is a party, and of all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to each such Transaction Document; and

                                    (D)      the names and true signatures of
                  the officers of each such Property Owner authorized to sign each Transaction Document to which it is a party and the other documents to be delivered hereunder.

                  (i) Property Operator Organizational Documents. Borrower shall have delivered to Lender each of the following:

                           (i) the charter, certificate of incorporation, articles of organization or certificate of limited partnership, as applicable, of each Property Operator, certified by the Secretary of State of the jurisdiction in which each such Property Operator is formed, dated as of a date not more than 10 days prior to the Funding Date;

                           (ii) a good standing certificate dated as of a recent date for each Property Operator from the Secretary of State of (x) the jurisdiction in which each such Property Operator is formed and (y) each other jurisdiction where such Property Operator is qualified to do business, in each case, dated as of a date not more than 10 days prior to the Funding Date;

                           (iii) a certificate of the Secretary or general partner, as applicable, of each Property Operator, dated as of the Funding Date, certifying as to;

                                    (A)      the charter, certificate of
                           incorporation, articles of organization or certificate of limited partnership, as applicable, of such Property Operator as in effect on the Funding Date;

                                    (B)      the bylaws, operating agreement or
                           partnership agreement, as applicable, of such Property Operator as in effect on the Funding Date;

                                    (C)      resolutions of the Board of
                           Directors, Board of Governors or general partner, as applicable, of such Property Operator approving the Transaction Documents to which such Property Operator is a party, and of all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to the Transaction Documents; and

                                    (D)      the names and true signatures of
                           the officers of each such Property Operator or the general partner of such Property Operator, as applicable, authorized to sign the Transaction Documents to which such Property Operator is a party and the other documents to be delivered thereunder or hereunder.

                  (j) Other Permitted Subsidiary Organizational Documents. Borrower shall have delivered to Lender each of the following for each Permitted Subsidiary (other than a Property Owner, a Property Operator and any ARC Fleetwood Entity) (collectively, the "Other Permitted Subsidiaries", and individually, an "Other Permitted Subsidiary"):

                           (i) the charter, certificate of incorporation, articles of organization or certificate of limited partnership, as applicable, of each Other Permitted Subsidiary, certified by the Secretary of State of the jurisdiction in which each such Other Permitted Subsidiary is formed, dated as of a date not more than 10 days prior to the Funding Date;

                           (ii) a good standing certificate dated as of a recent date for each Other Permitted Subsidiary from the Secretary of State of (x) the jurisdiction in which each such Other Permitted Subsidiary is formed and (y) each other jurisdiction where such Other Permitted Subsidiary is qualified to do business, in each case, dated as of a date not more than 10 days prior to the Funding Date;

                           (iii) a certificate of the Secretary or general partner, as applicable, of each Other Permitted Subsidiary, dated as of the Funding Date, certifying as to;

                                    (A)      the charter, certificate of
                           incorporation, articles of organization or certificate of limited partnership, as applicable, of such Other Permitted Subsidiary as in effect on the Funding Date;

                                    (B)      the bylaws, operating agreement or
                           partnership agreement, as applicable, of such Other Permitted Subsidiary as in effect on the Funding Date;

                                    (C)      resolutions of the Board of
                           Directors, Board of Governors or general partner, as applicable, of such Other Permitted Subsidiary approving the Transaction Documents to which such Other Permitted Subsidiary is a party, and of all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to the Transaction Documents; and

                                    (D)      the names and true signatures of
                           the officers of each such Other Permitted Subsidiary or the general partner of such Other Permitted Subsidiary, as applicable, authorized to sign the Transaction Documents to which such Other Permitted Subsidiary is a party and the other documents to be delivered thereunder or hereunder.

                  (k) Real Property Deliveries. Borrower shall have delivered to Lender each of the following for each Facility:

                           (i)      The current owner's policy of title
                  insurance issued by a title company acceptable to Lender (the "Title Company") showing good and indefeasible title to such Facility in fee simple vested in the Property Owner for such Facility and subject only to (x) liens for taxes, assessments and governmental charges not yet past due and payable or delinquent and (y) such other title exceptions as Lender may approve, in its sole and absolute discretion. Such policy (the "Title Policy"), when issued, shall:

                                    (A)      be in current ALTA extended
                           coverage owner's form (but without a general exception for creditors' rights);

                                    (B)      be issued in an amount not less
                           than the value of such Facility, as set forth in the Final Appraisals;

                                    (C)      include endorsements 100 (no
                           violations, etc., modified for an owner), 103.7 (access), 116.1 (survey accuracy), and 123.2 (zoning-improved property), and a non-imputation endorsement or the equivalents thereof available in the applicable State, and such other endorsements as Lender may reasonably require; and

                                    (D)      insure (i) that any conditions,
                           covenants and restrictions affecting such Facility have not been violated and that a future violation thereof will not result in a forfeiture or reversion of title; (ii) if obtainable, that all streets adjoining such Facility have been completed, dedicated and accepted for public maintenance and use by the appropriate governmental authorities and that such Facility have access to public streets; (iii) that local zoning ordinances, general plans and all other applicable land use regulations and all private covenants, conditions and restrictions, if any, permit the transfer and use of such Facility (and reconstruction and resumption of use of such Facility in the event of damage or destruction thereof or cessation of use thereof) for all uses contemplated by the Master Lease as a matter of right for an unlimited time period, and specifically not merely as a legal non-conforming use or any other legal status which would by its terms or by operation of law limit the duration of such use or the right to rebuild and resume use of such Facility for all uses contemplated by the Master Lease in the event of damage, destruction or cessation of use of such Facility for any reason; and (iv) over and against all parties in possession except the current occupants thereof.

                           (ii) either (x) a final "as-built" ALTA survey of such Facility completed in accordance with the Minimum Standard Detail requirements for ALTA/ACSM Land Title Surveys, with additional Title A survey requirements, jointly established and adopted by ALTA and ACSM in 1999 that meet the requirements of a Class A Survey as defined therein, certified within 90 days of the Funding Date or (y) such other form of title survey which is in form and substance satisfactory to Lender in its sole and absolute discretion. Such survey shall:

                                    (A)      be certified to Lender, Property
                           Owner and the Title Company as being true and accurate, which such certification shall include the acreage of such Facility and a statement that such Facility is not located in a Flood Hazard Area;

                                    (B)      identify thereon all telephone,
                           water, sewage, electricity, gas and other utility facilities to the points of connection; and

                                    (C)      show no encroachments onto or
                           conflicts with any adjacent property other than pursuant to easements appurtenant to such Facility or such other agreements with the affected landowner approved by Lender and which are, in turn, insured under the Title Policy;

                           (iii)    a final appraisal of such Facility,
                  performed by a firm selected or approved by Lender (individually, a "Final Appraisal" and collectively, the "Final Appraisals"), each such Appraisal to be in form and substance satisfactory to Lender;

                           (iv) copies of the First Mortgage Loan Documents for such Facility, all such documents to be satisfactory to Lender;

                           (v) evidence satisfactory to Lender that the Ft. Worth Facility is a separate legal lot or parcel; and

                           (vi) information, satisfactory to Lender, with respect to the amount of the real property taxes with respect to the Ft. Worth Facility and any real property that is a part of the same tax parcel as the Ft. Worth Facility.

                  (l) HCPI Equity Investment. HCPI shall have purchased a 9.8% equity interest in the Property Owners (other than ARC Santa Catalina) and a 9.8% equity interest in ARC SC Holdings for a cash amount of not less than $12,250,000, which purchase shall be pursuant to that certain Contribution Agreement dated as of the date hereof, which shall be in form and substance satisfactory to Lender. Borrower, ARC SC Holdings and the Property Owners shall have executed any and all documents, agreements and certificates required in connection with the HCPI Equity Investment, and after giving effect to the HCPI Equity Investment and the application of the proceeds from such HCPI Equity Investment (each of which shall occur on the Funding Date prior to the funding of the Loan), Borrower and HCPI shall be the only members of the Property Owners (other than ARC Santa Catalina) and of ARC SC Holdings.

                  (m) Health Care Licenses. With respect to each Facility, Borrower shall have delivered to Lender with respect to such Facility evidence satisfactory to Lender that (i) such Facility and/or the Property Operator for such Facility holds all licenses, permits, accreditations, authorizations and certifications from all applicable Governmental Authorities required for the operation thereof for its Primary Intended Use and for all other uses (if any) contemplated under the Master Lease, including the applicable licenses (collectively, the "Health Care Licenses") from the Florida Agency for Healthcare Administration, the Kentucky Cabinet for Health Services, the Texas Department of Human Services, the Michigan Department of Consumer and Industry Services, the Pennsylvania Department of Health, the Colorado Department of Health and Environment and each other state authority having jurisdiction over the Facilities (collectively, the "Issuing Agencies"); (ii) such Facility is not subject to, or threatened with, any hold on admissions or other sanction and there are no outstanding, or threatened, notices of deficiency resulting from any survey of such Facility which have not been fully responded to with an acceptable plan of correction with which such Facility is being operated in compliance; and (iii) such Facility and/or the Property Operator for such Facility is, to the extent applicable, (A) duly certified as a provider under the Medicare and Medicaid programs and (B) in compliance in all material respects with all Governmental Requirements, including rules and regulations relating to Medicare/Medicaid fraud and abuse practices, and all insurance requirements.

                  (n) Condemnation; Casualty. No Condemnation shall be pending or threatened with respect to any Facility and no casualty shall have occurred with respect to any Facility or any portion thereof.

                  (o) Financial Statements. Borrower shall have delivered to Lender each of the following:

                           (i) a copy of the unaudited financial statements of ARC and its Subsidiaries on a consolidated basis for each fiscal quarter ending after June 30, 2002 and more than 45 days prior to the Funding Date;

                           (ii) a copy of the pro forma unaudited financial statements of Borrower and its Subsidiaries on a consolidated basis for each fiscal quarter ending after June 30, 2002 and more than 45 days prior to the Funding Date;

                           (iii) unaudited operating statements for each Facility showing the Net Operating Income for such Facility for the trailing twelve-month period ended December 31, 2001; and

                           (iv) unaudited operating statements for each Facility showing the Net Operating Income for such Facility for the trailing twelve month periods ended on the last day of each month ending after July 2002 and more than 10 Business Days prior to the Funding Date.

         (p) Other Document Deliveries. Borrower shall have delivered to Lender each of the following:

                           (i) Written disclosure, for Lender's review, of all pending or threatened litigation or governmental proceedings seeking to enjoin, challenge or collect material damages in connection with ARC, Borrower, any Subsidiary of ARC or Borrower or any Facility;

                           (ii) All documents evidencing or otherwise related to the contributions of assets to the Property Owners and the Property Operators, which documents shall be satisfactory to Lender; and

                           (iii)    All documents, agreements and other
                  instruments executed in connection with the Funding Date Restructuring Plan, which documents, agreements and other instruments shall be reasonably satisfactory to Lender.

         (q) Legal Opinions. Borrower shall have delivered to Lender each of the following:

                           (i) an opinion of Bass, Berry & Sims PLC, counsel for Borrower and the other Loan Parties, in form and substance satisfactory to Lender;

                           (ii)     an opinion, in form and substance
                  satisfactory to Lender, of New York counsel for Borrower and the other Loan Parties, such counsel to be acceptable to Lender;

                           (iii) an opinion of special local counsel to each Property Owner, in form and substance satisfactory to Lender;

                           (iv) an opinion with respect to the Master Lease, in form and substance satisfactory to Lender, of counsel for each Property Owner and each Property Operator, such counsel to be acceptable to Lender;

                           (v) a substantive non-consolidation opinion (with respect to substantive consolidation of Borrower or any Property Owner with ARC) from Bass, Berry & Sims PLC, counsel for Borrower and the other Loan Parties, in form and substance satisfactory to Lender; and

                           (vi) such other opinions as Lender may reasonably request.

                  (r) Governmental Consents. Each Loan Party and each Property Operator shall have obtained all consents, approvals and authorizations required from any Governmental Authority in connection with execution, delivery and performance of their respective obligations under this Agreement and the other Transaction Documents.

                  (s) Insurance Coverage. Borrower shall have delivered to Lender evidence that Borrower and each other Loan Party has in place the insurance coverage required by this Agreement and that Lender, as Lender under this Agreement, has been named an additional insured on all insurance policies of Borrower or any of its Subsidiaries.

                  (t) Corporate and Governmental Approvals. Borrower shall have delivered to Lender all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the other Transaction Documents and the Collateral Documents.

                  (u) Required Hedging Agreement. Borrower shall have delivered Lender evidence reasonably satisfactory to Lender that Borrower has purchased an interest rate cap agreement (the "Required Interest Hedge") from an institution rated AA or better by S&P, such Required Interest Hedge to be for the term of the Loan, and to provide for a maximum interest rate of 9.75% on the principal amount of the GECC Loan.

                  (v) Minimum Net Operating Income. The sum of the Net Operating Income for all Facilities for the trailing twelve months ended as of each month after June 30, 2002 and more than 10 days prior to the Funding Date is not less than $31,600,000.

                  (w) Occupancy and EBITDAR. The occupancy and the EBITDAR of the Facilities, as a whole, must reasonably be within Reviewed Budget for the one-month periods, and for the fiscal year-to-date periods, ending on the last day of each calendar month ending after June 2002 and more than 10 days prior to the Funding Date.

                  (x) No Liability for Facility. Borrower shall have delivered to Lender evidence that no Property Owner is subject to liability for the operations at the Facility owned by such Property Owner.

                  (y) Appraised Value. The aggregate appraised value of all of the Facilities (as indicated in the Final Appraisals) shall be sufficient, in Lender's opinion, to support and adequately secure the Loan.

                  (z)      Exchange Offer.

                           (i) Pursuant to the Exchange Offer and the New ARC Securities Documents, not less than 75% of the Old ARC Debentures shall have been exchanged for the New ARC Debentures as described in the Exchange Offer.

                           (ii) The terms and conditions of the New ARC Securities and all of the New ARC Securities Documents shall be satisfactory to Lender.

                           (iii) The aggregate principal amount of the New Series A ARC Notes shall not exceed $105,920,286 and the aggregate principal amount of the New Series B ARC Notes shall not exceed $23,993,865.

                           (iv) The New Series B ARC Notes shall (x) have a maturity date that is not earlier than six months after the Maturity Date, (y) not require any principal payments or sinking fund payments prior to the date six months after the Maturity Date and (z) have other terms and conditions acceptable to Lender.

                  (aa) New ARC Securities Documents. ARC shall have delivered to Lender certified copies of all the New ARC Securities Documents.

                  (bb) Refinancings. ARC shall have (i) completed, in a manner satisfactory to Lender, each of the refinancing transactions set forth on
Schedule 3.2(bb) (collectively, the "Refinancing Transactions"); (ii) pursuant to the Refinancing Transactions, refinanced or extended each of the loans on the properties listed in Schedule 3.2(bb) so that the maturity date for each of such loans shall be no earlier than December 31, 2003; (iii) sufficient Liquidity (after giving effect to the funding of the Loan) to repay the old ARC Debentures at maturity; and (iv) Liquidity (after giving effect to the funding of the Loan) minus the principal amount of the old ARC Debentures outstanding after giving effect to the Exchange Offer in an amount sufficient to pay the principal amount of the old ARC Debentures plus interest thereon through and including the maturity date thereof plus interest thereon through and including the maturity date thereof shall be not less than $24,000,000.

                  (cc) Escrow Deposit. Borrower shall have deposited the proceeds of the Loan into an escrow account with a financial institution satisfactory to Lender, and subject to an escrow agreement satisfactory to Lender, which escrow agreement shall provide that such proceeds can be applied solely to redeem the ARC Debentures.

                  (dd) Somerby Purchase Option. ARC shall have either (i) consummated a sale of the Somerby Purchase Option or (ii) contributed the Somberby Purchase Option to Borrower in a manner and pursuant to documentation satisfactory to Lender. Borrower shall have provided Lender a Lien on the Sumerby Purchase Option pursuant to documentation acceptable to Lender.

                  (ee) Termination of Retired Officers Right of First Refusal. Borrower or Freedom Village Sun City shall have delivered an executed agreement (in form and substance satisfactory to Lender) providing that if Lender becomes the owner of Property Owner that owns the Facility operated by Freedom Village Sun City, whether pursuant to a judicial foreclosure, a UCC commercial sale, an assignment in lieu of either of the foregoing or otherwise
(i) the parties to the Retired Officers Documents shall have no further rights under (x) the Retired Officers Right of Refusal (including any rights that may have accrued as a result of Lender becoming such owner) or (y) any provision of any of the other Retired Officers Documents which give Retired Officers Corporation or Retired Officers Land Corporation any rights that are triggered solely as a result of Lender becoming the owner of all of the equity interest in any Property Owner or that would require any consent from Retired Officers Corporation and/or Retired Officers Land Corporation and (ii) the Retired Officers Right of First Refusal shall immediately, and without any further action by any Person, terminate and be of no further force and effect.

                  (ff) Amendment to HCPI Lease. Each of the parties thereto shall have executed and delivered an amendment to the HCPI Lease, which amendment shall be in form and substance satisfactory to Lender, (i) modifying the conditions precedent to the exercise of the Post Oak Purchase Option; (ii) providing that an Event of Default hereunder shall not, by itself, constitute an event of default under the HCPI Lease and (iii) releasing the ARC guaranty of the HCPI Lease.

                  (gg) Reimbursement Obligation. To the extent that any letter of credit has been issued to support an obligation of Borrower or any Subsidiary of Borrower, Borrower or such Subsidiary shall either (i) have the direct reimbursement obligation with respect to such letter of credit or (ii) have an intercompany reimbursement agreement with the ARC Subsidiary that has the direct reimbursement obligation with respect to such letter of credit, which shall in each event be in form and substance satisfactory to Lender.

                  (hh) Vehicle Sublease. Each Permitted Subsidiary which is a lessee under the Enterprise Vehicle Master Lease, shall have executed a Vehicle Sublease with ARC, as the sublessor, and such Permitted Subsidiary, as the sublessee.

                  (ii) Compliance with Zoning Laws. With respect to each Facility, Borrower shall have delivered to Lender with respect to such Facility
(i) copies of the applicable zoning ordinances and map marked to show the location of such Facility and certified by an appropriate Governmental Authority to be complete and accurate, and (ii) evidence satisfactory to Lender that such zoning ordinances and the general plans/specific plans and all other land use regulations of the applicable municipal jurisdictions and all covenants, conditions and restrictions, if any, affecting such Facility permit the transfer of such Facility and use thereof for its Primary Intended Use and for all other uses (if any) contemplated under the Master

Lease (and reconstruction and resumption of use in the event of damage, destruction, or cessation of use) as a matter of right for an unlimited time period and not merely as a legal non-conforming use.

                  (jj) Officers Certificate. Borrower shall have delivered to Lender a certificate dated as of the Closing Date and signed by the Chairman, Chief Executive Officer or Chief Financial Officer of Borrower, certifying that, as of the Funding Date, (w) the representations and warranties contained in this Agreement and each of the other Transaction Documents are true and correct on and as of the Funding Date, as though made on and as of such date; (x) no Event of Default or Default has occurred and is continuing; (y) there has been no Material Adverse Change; and (z) each of the other conditions precedent to the Funding Date has been satisfied.

                  (kk) Documents and other Evidence Satisfactory to Lender. The documents, agreements and evidence deliver by Borrower to Lender pursuant to
Section 3.1 and Section 3.2 shall be satisfactory in all respects to Lender.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Representations and Warranties of Borrower. Borrower represents and warrants as follows:

                  (a) Organization. Each of the Loan Parties and the Property Operators is duly organized and in good standing under the laws of the jurisdiction where such Loan Party or Property Operator, as the case may be, is organized and is duly qualified to do business in each jurisdiction where the absence of such qualification could have a Material Adverse Effect.

                  (b) Power and Authority. Each of the Loan Parties and the Property Operators has the corporate or other organizational power: (i) to carry on its business as now being conducted and as proposed to be conducted by it;
(ii) to execute, deliver and perform each Transaction Document to which it is a party; and (iii) to take all action as may be necessary to consummate the transactions contemplated thereunder.

                  (c) Due Authorization. The execution, delivery and performance by:

                           (i) each of the Loan Parties of each Transaction Document to which it is a party have been duly authorized by all necessary corporate or other organizational action, and do not contravene (A) such Loan Party's charter or bylaws or other organizational documents or (B) any law or any contractual restriction binding on or affecting such Loan Party, and do not result in or require the creation of any Lien upon or with respect to any of its respective properties (other than Liens created pursuant to the Collateral Documents);

                           (ii) each of the Property Operators of each Transaction Document to which it is a party have been duly authorized by all necessary corporate or other organizational action, and do not contravene (A) such Property Operator's charter or bylaws or other organizational documents or (B) any law or any contractual restriction binding on or affecting such Property Operator, and do not result in or require the creation of any Lien upon or with respect to any of its respective properties.

                  (d) Binding and Enforceable. This Agreement and each other Transaction Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legally valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies. Each Transaction Document to which any Property Operator is a party has been duly executed and delivered by such Property Operator and is a legally valid and binding obligation of each such Property Operator enforceable against each such Property Operator in accordance with its respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

                  (e)      Subsidiaries. Except as set forth in Part A of
Schedule 4.1(e), there are no direct or indirect Subsidiaries of Borrower on the Closing Date. As of the Funding Date, Borrower owns directly or indirectly only the following Subsidiaries and Investments (collectively, the "Permitted Subsidiaries"):

                           (i)      the Property Owners;

                           (ii)     the Property Operators;

                           (iii)    the HCPI Lessees;

                           (iv)     the ARC General Partners;

                           (v)      the ARC Equity Owners;

                           (vi)     ARC SC Holdings;

                           (vii)    ARC Wilora Lake;

                           (viii)   ARC Wilora Assisted Living; and

                           (ix)     the ARC Fleetwood Entities.

Part B of Schedule 4.1(e) sets forth the ownership interests in each of the Permitted Subsidiaries as of the Funding Date after giving effect to the HCPI Equity Investment.

                  (f) No Indebtedness. On the Closing Date, neither Borrower nor any Subsidiary of Borrower is subject to any Indebtedness other than Indebtedness identified on Schedule 4.1(f) and the Contingent Obligations on Schedule 5.4(c). From and after the Closing

Date, neither Borrower nor any Subsidiary of Borrower is subject to any Indebtedness other than Indebtedness permitted pursuant to Section 5.4(b).

                  (g) No Liens. As of the Closing Date, there are no Liens on assets of Borrower or any Subsidiary of Borrower, other than Liens securing Indebtedness identified on Schedule 4.1(g). From and after the Closing Date, there are no Liens on assets of Borrower or any Subsidiary of Borrower, other than Liens permitted pursuant to Section 5.4(a).

                  (h) No Defaults. No Default or Event of Default has occurred and is continuing.

                  (i) No Conflicts or Restrictions. The execution, delivery and performance by each Loan Party and each Property Operator of each of the Transaction Documents to which it is a party do not and will not (i) conflict with, result in a breach of, or constitute (with or without notice or the lapse of time or both) a default under, any material agreement, document or other instrument of any Loan Party or Property Operator, as the case may be, or binding on any Loan Party or Property Operator, as the case may be, or any property of any Loan Party or Property Operator, as the case may be; or (ii) result in or require the creation or imposition of any Lien upon any of the property or assets of any Loan Party or Property Operator, as the case may be, (other than Liens created pursuant to the Collateral Documents).

                  (j)      Governmental Approval. Except for those listed on
Schedule 4.1(j) (each of which has been duly obtained or made and is in full force and effect), no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each Loan Party and each Property Operator of any Transaction Document to which it is or will be a party.

                  (k) Litigation. There is no pending or overtly threatened action or proceeding affecting ARC or any Subsidiaries of ARC or Borrower or any Subsidiaries of Borrower before any Governmental Authority which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any other Transaction Document to which any Loan Party or any Property Operator is or will be a party.

                  (l) Financial Information. The financial statements delivered to Lender pursuant to Section 3.1(g) and Section 3.2(p) and each of the subsequent financial statements delivered to the Lender pursuant to Section 5.2(a), Section 5.2(b) or Section 5.2(c) fairly present the financial condition of Borrower and its Subsidiaries or ARC and its Subsidiaries, as the case may be, as at the date of such financial statements and the results of the operations of Borrower and its Subsidiaries or ARC and its Subsidiaries, as the case may be, for the period ended on such date, all in accordance with GAAP consistently applied except, in the case of financial statements delivered pursuant to Section 3.1(g)(ii), (iii), (iv), (v) or (vi) or Section 3.2(p)(i),
(ii), (iii), or (iv) or Section 5.2(a), Section 5.2(b) or Section 5.2(c)(iii),
(iv) or (v), for year-end adjustments and the lack of footnotes.

                  (m) Material Adverse Change. There has been no Material Adverse Change.

                  (n) Compliance. Each Loan Party and each Property Operator is in compliance in all material respects with all applicable laws, rules, regulations.

                  (o) Payment of Taxes. Borrower and each of its Subsidiaries and ARC and each of its Subsidiaries have timely and accurately filed all federal income tax returns and all other tax returns required to be filed by each of them and have timely paid all taxes and assessments payable by each of them which have become due, except to the extent that such taxes or assessments are being contested in good faith by appropriate proceedings diligently pursued, and as to which Borrower or its Subsidiaries or ARC and its Subsidiaries, as the case may be, have established reserves acceptable to Lender.

                  (p) Security Interests. The provisions of each of the Collateral Documents are effective to create in favor of Lender legal, valid, and enforceable security interests in all right, title and interest of Borrower in the Collateral described therein and Borrower has taken all action necessary to perfect such security interests, to the extent they can be perfected by delivery in pledge to Lender or by the filing of a financing statement.

                  (q) Title to Property. Borrower, each Loan Party and each Property Operator has good and indefeasible title to all properties reflected in its books and records as being owned by each of them, free and clear of all Liens other than Liens permitted pursuant to Section 5.4(a).

                  (r)      Real Property Matters.

                           (i) Schedule 4.1(r) sets forth each Fee Estate and each Leasehold Estate owned by Borrower or any Subsidiary of Borrower. Part A of such Schedule 4.1(r) sets forth the ownership in the Real Property as of the Closing Date. Part B of such Schedule 4.1(r) sets forth the ownership in the Real Property as of the Funding Date after giving effect to the HCPI Equity Investment.

                           (ii) Current local zoning ordinances, general plans and other applicable land use regulations and all private covenants, conditions and restrictions, if any, affecting the Facilities, permit the use of the Facilities for their Primary Intended Use (and reconstruction and resumption of use in the event of damage, destruction, or cessation of use) as a matter of right for an unlimited time period and not merely as a legal non-conforming use.

                           (iii) The Property Owner and/or Property Operator for each Facility has obtained all material consents, permits, licenses approvals or authorizations from Governmental Authorities or other third parties which are necessary to permit the use of such Facility for its Primary Intended Use and for all uses contemplated under the Master Lease (if any), and each Facility is in substantial compliance with all applicable zoning ordinances.

                           (iv) Each Property Operator's Medicare and Medicaid participation agreements, if any, are in full force and effect and no action has been taken to revoke, cancel, suspend or modify any of such agreements; each Property Operator's material provider contracts, if any, including managed care contracts, are in full force and effect and no action has been taken to revoke, cancel, suspend or modify any such agreement, nor is there any basis for such action; and reimbursement pursuant to the Medicare and Medicaid participation agreements, if any, and any material provider contract will not be adversely affected as a result of the transactions contemplated hereby.

                           (v) No Facility is located within an area of special risk with respect to natural or man-made disasters or hazards, including any Flood Hazard Area.

                           (vi) There are no material adverse geological or soil conditions affecting any Facility.

                           (vii) All public utilities, including telephone, gas, electric power, sanitary and storm sewer and water, are available for connection at the boundaries of each Facility; such utilities are adequate for the Primary Intended Use of such Facility; and the means of ingress and egress, parking, access to public streets and drainage facilities are adequate for the Primary Intended Use of such Facility.

                           (viii) Each Facility is a legal lot or parcel which for all purposes may be mortgaged, conveyed and otherwise dealt with as a separate parcel and taxed as a separate lot or parcel; provided that (x) as of the Closing Date the real property on which the Ft. Worth Facility is located is not a separate legal lot or parcel, but can still be mortgaged, conveyed and otherwise dealt with in all respects as if it were a separate legal lot or parcel and (y) from and after the Funding Date the Ft. Worth Facility shall include all real property that is a part of the legal lot or parcel on which the Ft. Worth Facility is located.

                           (ix) No exception to title to and no interest in any Facility will interfere in any material respect with the use of the Leased Property for its Primary Intended Use.

                           (x) The real property tax assessor's parcel numbers for each Facility is as set forth on Schedule 4.1(r)

                           (xi) Neither Borrower, any Subsidiary of Borrower nor any Affiliate of Borrower have any interest in any contiguous or adjacent property to any Facility other than such property that is subject to a non compete agreement acceptable to Lender.

                  (s) Conduct of Business. Borrower and each Subsidiary of Borrower is in compliance with Section 5.4(g).

                  (t) Investment Company. Neither Borrower nor any other Loan Party is an "investment company" or a company "controlled" by and "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) Margin Stock. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  (v) Registration of the Note. It is not necessary to register the Note under the Securities Act of 1933, as amended, or to qualify this Agreement as an indenture under the Trust Indenture Act of 1939, as amended.

                  (w) Environmental Laws. Except as set forth in the reports set forth on Schedule 4.1(w).

                           (i) Borrower and its Subsidiaries have complied in all material respects with all Environmental Laws and neither Borrower nor any Subsidiary nor any of its presently owned Real Property or presently conducted operations, nor its previously owned Real Property or prior operations, is subject to any current enforcement order from or liability agreement with any Governmental Authority or private Person respecting
                  (x) compliance with any Environmental Law or (y) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Hazardous Substance.

                           (ii) Borrower and its Subsidiaries have obtained all material permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and Borrower and its Subsidiaries are in substantial compliance with all terms and conditions of such permits.

                           (iii)    Neither Borrower nor any of its
                  Subsidiaries, nor, to the best knowledge of Borrower, any predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

                           (iv) Neither Borrower nor any of its Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Hazardous Substance.

                           (v) To the knowledge of Borrower, none of the present or past operations of Borrower and its Subsidiaries is the subject of any pending or threatened investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Hazardous Substance.

                           (vi) There is not now, nor to the best knowledge of Borrower has there ever been, on or in the Real Property owned or operated by Borrower or any of its Subsidiaries:

                                    (A)      any underground storage tanks other
                           than those maintained and/or closed in compliance in all material respects with applicable laws or surface impoundments,

                                    (B)      any asbestos-containing material
                           that is friable, except such as has been removed or encapsulated in compliance in all material respects with Environmental Laws, or

                                    (C)      any polychlorinated biphenyls
                           (PCBs) used in hydraulic oils, electrical transformers or other equipment, other than those maintained in compliance in all material respects with Environmental Laws.

                           (vii) Neither Borrower nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Hazardous Substance into the environment.

                           (viii) Neither Borrower nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Hazardous Substance or environmentally related claim.

                           (ix) No Environmental Lien has attached to the Real Property owned or operated by Borrower or any of its Subsidiaries.

                  (x)      ERISA Compliance.

                           (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code either (i) has received a favorable determination letter from the IRS or (ii) uses a standardized prototype document, which prototype document is subject to a determination letter from the IRS, and, in each case, to the best knowledge of Borrower, nothing has occurred with respect to any such Plan which would cause the disqualification of such Plan. Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                           (ii) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

                           (iii) (A) No ERISA Event has occurred or is reasonably expected to occur; (B) no Pension Plan has any Unfunded Pension Liability; (C) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (D) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-Employer Plan; and (E) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  (y) Restrictions on Dividends. Except for restrictions contained in (i) the governing documents of each Permitted Subsidiary (other than the Fleetwood Entities) delivered to Lender pursuant to Section 3.2(h), 3.2(i) or 3.2 (j); (ii) the governing documents of an HCPI Lessee as of the Closing Date or (iii) the First Mortgage Loan Documents, no Subsidiary of Borrower is subject to any agreement which restricts the ability of such Subsidiary of Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders or other equity owners or to make any loan or advance to Borrower or any other Subsidiary of Borrower.

                  (z) Solvency. Each Loan Party and each Property Operator is, and upon the incurrence of any Obligations by such Loan Party or Property Operator, as the case may be, will be, Solvent.

                  (aa) Labor Disputes. Except as set forth on Schedule 4.1(aa), (i) there is no collective bargaining agreement or other labor contract covering employees of Borrower or any of its Subsidiaries, (ii) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (iii) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of Borrower or any of its Subsidiaries or for any similar purpose, and
(iv) there is no pending or (to the best knowledge of the Borrower) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting Borrower or its Subsidiaries or their employees.

                  (bb) Master Lease Document Default. No Property Owner or Property Operator is in default of any provision of any Master Lease Document.

                  (cc) Full Disclosure. None of the representations or warranties made by Borrower or any Subsidiary in the Transaction Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrower or any Subsidiary in connection with the Transaction Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                  (dd)     Health Care Permits.

                           (i) Each Property Operator now has, and has no reason to believe it will not be able to maintain in effect, all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the operation of the Facility or Facilities operated by such Property Operator, pursuant to all applicable laws, of all Governmental Authorities having jurisdiction over such Property Operator or over any part of its operations. All such Health Care Permits are in full force and effect and have not been amended or otherwise modified, rescinded, revoked or assigned. No Property Operator is in default in any material respect under, or in violation in any material respect of, any such Health Care Permit, and to the best knowledge of Borrower, no event has occurred, and no condition exists, which, with the giving of notice, the passage of time, or both, could constitute a default thereunder or a violation thereof, which default or violation would (with the passage of time, notice or both) result in the loss of any Health Care Permit which is necessary to operate any Facility. Neither Borrower, any Property Owner or any Property Operator, has received any notice of any violation of applicable laws which could (with the passage of time, notice or both) cause any of such Health Care Permits to be modified, rescinded or revoked. No condition exists or event has occurred which in itself or with the giving of notice or the lapse of time, or both, could result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Health Care Permit, and to the best knowledge of Borrower, there is no claim challenging the validity of any such Health Care Permit. The continuation, validity and effectiveness of all such Health Care Permits are not reasonably expected to be in any way adversely affected by the transactions contemplated by this Agreement or any of the other Transaction Documents.

                           (ii) All Facilities are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that any Property Operator has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto.

                  (ee) Compliance with Legal Requirements. Each Property Owner, each Property Operator and each Facility (i) is in compliance with requirements of any Governmental Authority applicable to such Property Owner, such Property Operator and/or such Facility, as the case may be, including compliance with all permits, licenses and conditional use permits applicable to such Property Owner, such Property Operator and/or such Facility, as the case may be; and (ii) all insurance requirements applicable to such Property Owner, such Property Operator and/or such Facility, as the case may be.

                  (ff) Retired Officers Documents. Neither Borrower nor any Subsidiary of Borrower has any agreement with Retired Officers Corporation or Retired Officers Land Corporation other than the Retired Officers Documents, and the agreement or agreements entered into in satisfaction of the requirements of
Section 3.2(ee).

                                   ARTICLE V.
                              COVENANTS OF BORROWER

         Section 5.1 Financial Covenants. So long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, unless Lender shall otherwise consent in writing, Borrower will:

                  (a) First Mortgage Outstanding Principal Amount. (x) Pay down or cause the Property Owners to pay down the principal amount of the First Mortgage Loans and/or (y) make deposits into the Sinking Fund Reserve Account so that as of each date set forth below the outstanding principal amount of the First Mortgage Loans on such date minus the then balance of the Sinking Fund Reserve Account on such date is less than or equal to the amount set forth opposite such date in the following table:

                                Date                  Amount
                                ----                  ------
                         September 30, 2002        $170,951,143
                         December 31, 2002         $169,332,893
                         March 31, 2003            $167,714,643
                         June 30, 2003             $166,096,393
                         September 30, 2003        $164,478,143
                         December 31, 2003         $162,859,893
                         March 31, 2004            $161,241,643
                         June 30, 2004             $159,623,393
                         September 30, 2004        $158,005,143
                         December 31, 2004         $156,386,893
                         March 31, 2005            $154,768,643
                         June 30, 2005             $153,150,393
                         September 30, 2005        $151,532,143
                         December 31, 2005         $149,913,893
                         March 31, 2006            $148,295,643
                         June 30, 2006             $146,677,393
                         September 30, 2006        $145,059,143
                         December 31, 2006         $143,440,893
                         March 31, 2007            $141,822,643
                         June 30, 2007             $140,204,393
                         September 30, 2007        $138,586,143

                  (b) Minimum Operating Income. Maintain a Net Operating Income, determined for each period identified in the table set forth below as of the last day of such period, in an amount not less than the amount set forth in the following table for such period:

             Period                          Minimum Operating Income
             ------                          -------------------------
Four fiscal quarter period ending on               $31,600,000
the last day of each fiscal quarter
ending after the Closing Date and on
or prior to June 30, 2005

One fiscal quarter period ending on                $ 8,474,400
the last day of each fiscal quarter
ending after June 30, 2005 and on or
prior to June 30, 2006

One fiscal quarter period ending on                $ 8,672,400
the last day of each fiscal quarter
ending after June 30, 2006 and on or
prior to June 30, 2007


                  (c) Minimum Debt Service Coverage Ratio. Maintain a Debt Service Coverage Ratio, determined as of the last day of each fiscal quarter, at an amount not less than the amount set forth in the following table for the applicable period:

     Quarter Ended During Period                 Minimum Debt Service Coverage Ratio
     ---------------------------                 -----------------------------------
From Closing Date through June 30, 2003                        1.04
From July 1, 2003 through June 30, 2004                        1.05
From July 1, 2004 through June 30, 2005                        1.07
From July 1, 2005 through June 30, 2006                        1.14
From July 1, 2006 through June 30, 2007                        1.17


                  (d) Maximum Accounts Payable Period. Aggregate accounts payable for Borrower and its Subsidiaries must be no more than 45 days old, excluding any accounts payable being disputed in good faith.

         Section 5.2 Reporting Covenants. So long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, unless Lender shall otherwise consent in writing, Borrower will, and will cause its Subsidiaries to deliver to Lender:

                  (a) Monthly Statements. As soon as available, and in any event within 10 Business Days after the end of each fiscal month of Borrower:

                           (i) the unaudited consolidated financial statements of Borrower and its Subsidiaries and of ARC and its Subsidiaries (including, for each, a balance sheet as of the end of such fiscal month and a statement of income and retained earnings for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month), and, in the case of each statement of income, setting forth comparable figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer of Borrower or ARC, as the case may be, subject to normal year-end adjustments;

                           (ii) An operating statement for such month for each Property Owner;

                           (iii) An operating statement for such month for each Property Operator; and

                           (iv) An operating statement for such month for each HCPI Lessee.

         At the request of Lender, not later than 5 Business Days after delivery by Borrower of the statements referred to in this Section 5(a) shall arrange for a conference by the management of ARC to provide Lender a detailed briefing of the operations and activities of ARC and its Subsidiaries.

                  (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days (90 days for the final fiscal quarter in each fiscal year) after the end of each fiscal quarter of Borrower:

                           (i) the unaudited consolidated financial statements of Borrower and its Subsidiaries and of ARC and its Subsidiaries (including, for each, a balance sheet as of the end of such fiscal quarter, a statement of income and retained earnings for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter and a cash flow statement for such quarter and for the period commencing at the end of the previous calendar year and ending with the end of such quarter), and, in the case of each statement of income, setting forth comparable figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer of Borrower or ARC, as the case may be, subject to normal year-end adjustments;

                           (ii) An operating statement for such quarter for each Property Owner;

                           (iii) An operating statement for such quarter for each Property Operator; and

                           (iv) An operating statement for such quarter for each HCPI Lessee.

                  (c) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of Borrower:

                           (i) the consolidated financial statements of Borrower and its Subsidiaries and of ARC and its Subsidiaries (including, for each, a balance sheet as of the end of such fiscal year, a statement of income and retained earnings for such year and for the period commencing at the end of the previous fiscal year and ending with the end of such year and a cash flow statement for such year and for the period commencing at the end of the previous calendar year and ending with the end of such year), and, in the case of each statement of income, setting forth comparable figures for the related periods in the prior fiscal year, all of which shall be certified by KPMG LLP or other independent public accountants acceptable to Lender, together with an unqualified opinion of such accounting firm;

                           (ii) for each statement of income delivered pursuant to Section 5.2(c)(i), a statement setting forth comparable budget figures for the applicable period;

                           (iii) An operating statement for such year for each Property Owner;

                           (iv) An operating statement for such year for each Property Operator; and

                           (v) An operating statement for such year for each HCPI Lessee.

                  (d) Annual Budgets. As soon as available and in any event within 30 days prior to the beginning of each fiscal year of Borrower, an operating and capital budget for Borrower and its Subsidiaries and for ARC and its Subsidiaries for such fiscal year; including, for each, a budgeted balance sheet, statement of income and retained earnings and a cash flow statement for such fiscal year and any such budget will be promptly updated and such update delivered to Lender upon the occurrence of any material change to the budget or to any of the assumptions made in preparing the budget.

                  (e) Census Reports. As soon as available, and in any event not later than 5 Business Days after the end of every other week commencing with the week ended August 24, 2002, biweekly census reports for each facility for ARC and its Subsidiaries.

                  (f) Compliance Certificate. Together with the financial statements delivered pursuant to Section 5.2(a), Section 5.2(b) or Section 5.2(c) each of the following:

                           (i) a Separateness Covenant Certificate of an Authorized Officer of Borrower in his or her capacity as an officer (and not as an individual) and in substantially the form of Exhibit F (the "Separateness Covenant Certificate"), stating that, to the best of such officer's knowledge, during such period, Borrower and each Subsidiary (other than the ARC Fleetwood Entities) has observed or performed all of its covenants and other agreements set forth in Section 5.3(o) and
                  Section 5.4(n); and

                           (ii) a Compliance Certificate of an Authorized Officer of Borrower in his or her capacity as an officer (and not as an individual) and in substantially the form of Exhibit G (the "Compliance Certificate"), stating that, to the best of such officer's knowledge, during such period, each Loan Party has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and all other Transaction Documents to be observed, performed or satisfied by them, and that such officer has obtained no knowledge of any Default or Event of Default except as set forth in a notice delivered pursuant to Section 5.2(j).

                  (g) Change of Name or Location. Any change in any Loan Party's name, state of organization, locations of Collateral, or form of organization, trade names under which it does business, in each case at least 30 days prior thereto.

                  (h) Management Letter. As soon as available and in any event within 15 days of receipt thereof, a copy of each management report and management letter prepared for ARC, Borrower or any Subsidiary of Borrower by any independent certified public accountants.

                  (i) Tax Returns. Promptly after filing with the IRS, a copy of each income tax return filed by ARC, Borrower or any Subsidiary of Borrower.

                  (j) Notice of Default. As soon as possible and in any event within 10 Business Days after obtaining knowledge of each Default or Event of Default continuing on the date of such statement, a statement of an Authorized Officer of Borrower setting forth details of such Default or Event of Default and the action which Borrower has taken and proposes to take with respect thereto.

                  (k) Notice of Litigation. As soon as possible and in any event within 10 days of obtaining knowledge of the commencement of any action or proceeding affecting ARC, Borrower or any of their respective Subsidiaries before any court, governmental agency or arbitrator, which, if decided adversely could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any other Transaction Document to which any Loan Party or any Property Operator is a party.

                  (l) Security Holder Materials and SEC Filings. Promptly after the sending or filing thereof, and in any event within 10 Business Days after such sending or filing, copies of all reports which ARC or Borrower sends to any of its security holders, and copies of all reports and registration statements which ARC, Borrower or any Subsidiary of ARC or Borrower files with the Securities and Exchange Commission or any national securities exchange.

                  (m)      ERISA Notices.

                           (i) Within 10 Business Days after Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

                           (ii) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within 3 Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (A) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (B) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (C) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by either Borrower or any ERISA Affiliate.

                           (iii) Upon request, copies of each actuarial report for any Plan or Multi-Employer Plan and annual report for any Multi-Employer Plan; and within 3 Business Days after receipt thereof by Borrower or any ERISA Affiliate, copies of the following: (A) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (B) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (C) any notice from a Multi-Employer Plan regarding the imposition of withdrawal liability.

                           (iv) Within 3 Business Days after the occurrence thereof: (A) any changes in the benefits of any existing Plan which materially increase the annual costs of Borrower and its Subsidiaries with respect thereto or the establishment of any new Plan or the commencement of contributions to any Plan to which Borrower or any ERISA Affiliate was not previously contributing; or (B) any failure by Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment.

                           (v) Within 3 Business Days after Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (A) a Multi-Employer Plan has been or will be terminated; (B) the administrator or plan sponsor of a Multi-Employer Plan intends to terminate a Multi-Employer Plan; or (C) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-Employer Plan.

                  (n)      Environmental Notices. Promptly after receipt of:

                           (i) Any notice of any violation by ARC, Borrower or any Subsidiary of ARC or Borrower of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that ARC, Borrower or any Subsidiary of ARC or Borrower is not in compliance in any material respect with any Environmental Law or is investigating the compliance with any Environmental Law by ARC, Borrower or any Subsidiary of ARC or Borrower.

                           (ii) Any written notice that ARC, Borrower or any Subsidiary of ARC or Borrower is or may be liable to any Person as a result of the Release or threatened Release of any Hazardous Substance or that ARC, Borrower or any Subsidiary of ARC or Borrower is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Hazardous Substance.

                           (iii) Any written notice of the imposition of any Environmental Lien against any property of ARC, Borrower or any Subsidiary of ARC or Borrower.

                  (o) Health Care Permit Violation. As soon as possible, and in any event within 5 Business Days (i) after obtaining knowledge thereof, notice of the occurrence of any event that would (with the passage of time, notice or both) be a default under or a violation of any Health Care Permit necessary for the lawful conduct of the business or operations of any Loan Party or any Property Operator, including the ownership and operation of the Facilities; and (ii) after receipt thereof, any notice of any violation of applicable laws which would (with the passage of time, notice or both) cause any of the Health Care Permits referred to in clause (i) to be modified, rescinded or revoked. Notwithstanding the foregoing to the contrary, Borrower shall not be required to notify Lender of routine, customary inspection deficiencies that are being remedied in the ordinary course consistent with past practices.

                  (p) Notice of Material Event or Circumstance. As soon as possible and in any event within 10 days of obtaining knowledge of such event or circumstance, notice of any event or circumstance that could (with the passage of time, notice or both) have a Material Adverse Effect.

                  (q) Other Information. As soon as practicable after request therefor, such other information respecting the condition or operations, financial or otherwise, of Borrower or any Subsidiary of Borrower as Lender may from time to time reasonably request.

         Section 5.3 Affirmative Covenants. So long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, unless Lender shall otherwise consent in writing, Borrower will, and will cause each of its Subsidiaries to:

                  (a) Preservation of Corporate Existence, Etc. Preserve and maintain in full force and effect (i) all material rights, privileges, qualifications, permits, licenses and franchises reasonably necessary or desirable in reimbursement programs and in the normal conduct of its business;
(ii) its corporate, partnership or limited liability company existence and good standing under the laws of its state or jurisdiction of incorporation or organization; and (iii) its good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes it necessary for it to qualify to do business, except any jurisdiction where the failure to be in good standing could not have a Material Adverse Effect.

                  (b) Maintenance of Property and Assets. Maintain and preserve all its property which is necessary for use in its business in good working order and condition, ordinary wear and tear excepted and to use the standard of care typical in the industry in the operation of the Facilities in each case except where failure to do so would have a Material Adverse Effect.

                  (c) Insurance. Maintain insurance required pursuant to the Master Lease; and, upon request of Lender, (i) furnish Lender a certificate of an Authorized Officer (and, if requested by Lender, any insurance broker of Borrower) setting forth the nature and extent of all insurance maintained by Borrower and its Subsidiaries in accordance with this Section 5.3(c) (and which, in the case of a certificate of a broker, was placed through such broker); (ii) furnish Lender a certified copy of each policy of insurance maintained in accordance with this Section 5.3(c); and (iii) cause Lender to be named as an additional insured on all or any of such insurance.

                  (d) Compliance With Laws. Comply in all material respects with all applicable laws, rules, regulations and orders applicable to Borrower, such Subsidiary or its respective property.

                  (e) Payment of Obligations. Pay and discharge as the same shall become due and payable:

                           (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; and

                           (ii) all lawful claims which, if unpaid, would, with the passage of time, notice or both, by law become a Lien upon its property;

         except that any such item may be contested in good faith and when so contested may remain unpaid so long as (A) adequate reserves have been established in an amount sufficient to pay any such claims, accrued interest thereon and potential penalties or other costs relating thereto, or other adequate provision for the payment thereof shall have been made, (B) enforcement of the contested item is effectively stayed for the entire duration of such contest, and (C) any amount determined to be due, together with any interest or penalties thereon, is promptly paid after resolution of such contest.

                  (f) Use of Proceeds. Use the proceeds of the Loan for lawful general corporate purposes permitted under and in accordance with the terms of this Agreement.

                  (g)      Inspection of Property and Books and Records.

                           (i) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Borrower and such Subsidiaries, and permit representatives of Lender to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at the expense of Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable notice to Borrower; provided that unless a Default or Event of Default shall have occurred and be continuing, Borrower shall not be required to pay expenses for more than two visits per fiscal year.

                           (ii) Cause each Property Owner to permit Lender and its authorized representatives, upon reasonable prior notice, to inspect the Leased Property and any Capital Additions of such Property Owner during usual business hours and subject to any reasonable security, health, safety or confidentiality requirements of such Property Owner or any Legal Requirement or Insurance Requirement. Lessee shall cooperate with Lessor in exhibiting the Leased Property and any Capital Additions to prospective lenders and, if an Event of Default has occurred and is continuing, prospective purchasers, lessees and managers.

                  (h) Further Assurances. Promptly upon reasonable request by Lender, execute, acknowledge, deliver, file, re-file, register and re-register, any and all such further acts, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Lender may require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document; (ii) to subject to the Liens created by any of the Collateral Documents to any of the properties, rights or interests covered thereby; (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents or any of the Liens intended to be created thereby; and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Lender the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instrument executed in connection therewith.

                  (i) Disclosure Updates. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (i) notify Lender if any written information, exhibits and reports furnished to Lender contained any untrue statement of a material fact or omitted to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made; and (ii) correct any defect or error that may be discovered therein or in any Transaction Document or in the execution, acknowledgement, filing or recordation thereof.

                  (j)      Environmental Laws.

                           (i) Conduct its business in compliance in all material respects with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Hazardous Substance; take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall regularly report to Lender on such response.

                           (ii) Without limiting the generality of the foregoing, submit to Lender annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each material environmental compliance or material liability issue, if any. Lender may request copies of technical reports prepared by Borrower or any of its Subsidiaries and its communications with any Governmental Authority to determine whether Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged material non-compliance or material environmental liability. Borrower shall, at Lender's request and at Borrower's expense, (i) retain an independent environmental engineer acceptable to Lender to evaluate the site, including tests if appropriate, where the material non-compliance or alleged material non-compliance with Environmental Laws has occurred and prepare and deliver to Lender a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and
                  (ii) provide to Lender a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect.

                           (iii) Lender and its representatives will have the right at any reasonable time to enter and visit the Real Property owned or operated by Borrower or any Subsidiary of Borrower and any other place where any property of any Loan Party is located for the purposes of observing such Real Property and, if Lender reasonably believes Borrower or any Subsidiary of Borrower is not in compliance with this Section 5.3(j), taking and removing soil or groundwater samples, and conducting tests on any part of the Real Property owned or operated by Borrower or any Subsidiary of Borrower. Lender is under no duty, however, to visit or observe the Real Property or to conduct tests, and any such acts by Lender will be solely for the purposes of protecting Lender's Liens and preserving Lender's rights under the Transaction Documents. No site visit, observation or testing by Lender will result in a waiver of any default or impose any liability on Lender. In no event will any site visit, observation or testing by Lender be a representation that hazardous substances are or are not present in, on or under the Real Property, or that there has been or will be compliance with any Environmental Law. Neither Borrower nor any of its Subsidiaries nor any other party is entitled to rely on any site visit, observation or testing by Lender. Lender owes no duty of care to protect Borrower or any of its Subsidiaries or any other party against, or to inform Borrower or any of its Subsidiaries or any other party of, any hazardous substances or any other adverse condition affecting the Real Property owned or operated by Borrower or any Subsidiary of Borrower. Lender may in its discretion disclose to Borrower or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by Lender. Borrower understands and agrees that Lender makes no warranty or representation to any Loan Party or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. Borrower also understands that depending on the results of any site visit, observation or testing by Lender and disclosed to Borrower, Borrower or its Subsidiary may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by Borrower or its Subsidiary without advice or assistance from Lender. In each instance, Lender will give Borrower reasonable notice before entering the Real Property owned or operated by Borrower or any Subsidiary of Borrower or any other place Lender is permitted to enter under this Section 5.3(j). Lender will make reasonable efforts to avoid interfering with the use of the Real Property or any other property in exercising any rights provided hereunder.

                  (k) Health Care Permits and Approvals. Take all action reasonably necessary (i) to maintain in full force and effect all Health Care Permits reasonably necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the ownership and operation of the Facilities, pursuant to all applicable laws, of all Governmental Authorities having jurisdiction over any such Loan Party or over any part of its operations; and (ii) to ensure that all of the Facilities owned, leased, managed or operated by any Subsidiary of Borrower are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that such Subsidiary has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto, except (in each case) where a failure to do so could not have a Material Adverse Effect.

                  (l)      Compliance With ERISA.

                           (i) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law;

                           (ii)     cause each Plan which is qualified under
                  Section 401(a) of the Code to maintain such qualification;

                           (iii) make all required contributions to any Plan subject to Section 412 of the Code;

                           (iv) not engage in a prohibited transaction or violation of the fiduciary responsibility rules which prohibited transaction or violation of fiduciary responsibility rules, together with all other prohibited transactions and violations of fiduciary responsibility rules; and

                           (v) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  (m)      Operating Account.

                           (i) On or prior to the Funding Date, Borrower shall establish at a financial institution acceptable to Lender (the "Depository Bank") an operating account (the "Operating Account"). The Operating Account shall be in the name of Borrower, but shall be subject to a control agreement permitting Lender, at its election if an Event of Default has occurred and is continuing, to assume exclusive control over the Operating Account.

                           (ii) All rents, issues and profits received by any Property Owner (other than rents, issues and profits required to be deposited with the holder of the First Mortgage Loan Documents with respect to the Facility or Facilities of such Property Owner) shall be deposited into the Operating Account. In addition, all other payments to which any Property Owner is entitled pursuant to the Master Lease, including, insurance or condemnation proceeds, proceeds of any put payment required pursuant to the Master Lease, shall also be deposited into the Operating Account.

                           (iii) So long as no Event of Default has occurred and is continuing or will occur upon giving effect to the application described below, funds in the Operating Account may be applied by Borrower to make additional investments in the Permitted Subsidiaries or for general corporate purposes of Borrower; provided that Borrower may make dividend payments, loans or other distributions to ARC only on a Distribution Date and only if such payments or distributions are permitted pursuant to this Loan Agreement and the other Loan Documents.

                           (iv) Lender and Borrower acknowledge that Borrower, and not Lender, shall be treated as the owner of the funds in the Operating Account for tax purposes, except to the extent and at such time that Lender actually withdraws funds from the Operating Account in accordance with this Section 5.3(m) and the Reserve Account Security Agreement.

                  (n)      Reserve Accounts.

                           (i) On or prior to the Funding Date (or in the case of the Working Capital Reserve Account, June 30, 2005), Borrower shall establish at the Depository Bank the following reserve accounts (collectively, the "Reserve Accounts," and individually, a "Reserve Account"):

                                    (A)      a repair and replacement reserve
                           account (the "Repair and Replacement Reserve
                           Account") to be used in accordance with the provisions of Section 5.4(n)(ii);

                                    (B)      a working capital reserve account
                           (the "Working Capital Reserve Account") to be used in accordance with the provisions of Section 5.4(n)(iii);

                                    (C)      a sinking fund reserve account (the
                           "Sinking Fund Reserve Account") to be used in accordance with the provisions of Section 5.4(n)(iv);

                                    (D)      a mortgage payment reserve account
                           (the "Mortgage Payment Reserve Account") to be used in accordance with the provisions of Section 5.4(n)(v); and

                                    (E)      a HCPI loan payment reserve account
                           (the "HCPI Loan Reserve Account" to be used in accordance with the provision of Section 5.4(n)(vi).

                  The Working Capital Reserve Account, the Sinking Fund Reserve Account and the HCPI Loan Reserve Account shall be in the name of Borrower, but Borrower hereby acknowledges and agrees, that Lender, or at Lender's election, a servicing agent for Lender, shall have exclusive control over the Working Capital Reserve Account, the Sinking Fund Reserve Account and the HCPI Loan Reserve Account, but the Working Capital Reserve Account, the Sinking Fund Reserve Account and the HCPI Loan Reserve Account shall be subject to, and Lender shall have only the rights provided in, the provisions of this Agreement and the other Loan Documents, including Section 5.3(n)(iii), (iv), (v) and
                  (vi) and the provisions of the Reserve Account Security Agreement. The Repair and Replacement Reserve Account and the Mortgage Payment Reserve Account shall be in the name of Borrower, but shall be subject to a control agreement permitting Lender, at its election if an Event of Default has occurred, to assume exclusive control over the Repair and Replacement Reserve Account and the Mortgage Payment Reserve Account, but the Repair and Replacement Reserve Account and the Mortgage Payment Reserve Account shall be subject to the provisions of this Agreement and the other Loan Documents. Until Lender assumes exclusive control, Borrower may issue instructions with respect to the disbursement and use of funds in the Repair and Replacement Reserve Account and the Mortgage Payment Reserve Account, provided that such instructions are in compliance with the provisions of this Agreement and the other Loan Documents.

                           (ii) On each Distribution Date, Borrower shall make a deposit into the Repair and Replacement Reserve Account for the Facilities in an amount equal to (A)(I) $33.33 times
                  (II) the number of units in the Facilities on the last day of the calendar month commencing two calendar months prior to such Distribution Date times (III) the number of calendar months in the then current Test Period minus (B) the sum of
                  (I) the aggregate amount spent on repair, replacement and renovation of the Facilities (but specifically excluding all Capital Additions and day-to-day maintenance with respect to the Facilities) (the "Repair and Replacement Expenditures") made at the Facilities during the applicable Test Period plus
                  (II) the difference, if positive, between (x) the sum of (A) the amount of all deposits made during the applicable Test Period into a reserve account to be used for Repair and Replacement Expenditures pursuant to the provisions of the First Mortgage Loan Documents for the Facilities and (B) the amount of deposits made during the applicable Test Period into the Repair and Replacement Reserve Account and (y) the Repair and Replacement Expenditures made during the applicable Test Period. So long as no Default or Event of Default has occurred and is continuing, Borrower may withdraw funds from the Repair and Replacement Reserve to pay Repair and Replacement Expenditures, provided that, if Lender so requests, Borrower shall deliver to

                  Lender the following to the extent reasonably applicable: (w) copies of paid invoices, receipts or other evidence satisfactory to Lender, verifying the cost and payment of the Repair and Replacement Expenditures; (x) copies of affidavits, lien waivers or other evidence reasonably satisfactory to Lender showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the applicable Facility have been paid all amounts due for labor and materials furnished to such Facility; (y) a certification from an inspecting architect, engineer or other consultant acceptable to Lender (the "Work Inspector") describing the completed Repair and Replacement Expenditures and verifying the completion of the Repair and Replacement Expenditures; and (z) a copy of a new (or amended) certificate of occupancy for the portion of the Facility covered by such Repair and Replacement Expenditures, if said new (or amended) certificate of occupancy is required by law, or a certification acceptable to Lender by the Work Inspector that no new (or amended) certificate of occupancy is required. Lender may, at Borrower's expense, make or cause to be made an annual inspection at each Facility to determine the need, as determined by Lender in its judgment, for further Repair and Replacement Expenditures at such Facility (or at such other times as Lender shall elect if a Default or Event of Default has occurred and is continuing, in an emergency or in connection with inspecting the Repair and Replacement Expenditures). In the event that such inspection reveals that further Repair and Replacement Expenditures on any Facility are required in order to maintain the Facilities in compliance with the Master Lease, Lender shall provide Borrower with a written description of the required Repair and Replacement Expenditures and Borrower shall complete, or cause the applicable Property Owner or Property Operator to complete, such Repair and Replacement Expenditures to the satisfaction of Lender within 90 days after the receipt of such description from Lender, or such later date as may be approved by Lender.

                           (iii) On each Distribution Date occurring after June 30, 2005, if the sum of (x) the Working Capital as of the last day of the calendar month commencing two calendar months prior to such Distribution Date plus (y) the amount, if any, on deposit in the Working Capital Reserve Account on such Distribution Date plus (z) the stated amount of any Permitted Letter of Credit outstanding on such Distribution with respect to the Working Capital Reserve Account, is less than the amount set forth in the following table for the period including the calendar month commencing two calendar months prior to such Distribution Date (the "Required Working Capital"), then Borrower shall make a deposit into the Working Capital Reserve Account in an amount equal to the difference, if positive, between (i) the Required Working Capital for such calendar month minus (ii)(x) the Working Capital of Borrower and its Subsidiaries as of the last day of such calendar month plus (y) the amount, if any, on deposit in the Working Capital Reserve Account on the applicable Distribution Date plus (z) the stated amount of any Permitted Letter of Credit outstanding on the applicable Distribution Date with respect to the Working Capital Reserve Account:

                      Fiscal Quarter Ending During Period              Required Working Capital
                      -----------------------------------              ------------------------
                    From June 30, 2005 to September 30, 2005                 $(3,750,000)
                    From October 1, 2005 to December 31, 2005                $(2,500,000)
                    From January 1, 2006 to March 31, 2006                   $(1,250,000)
                    Thereafter                                               $         0

                  So long as no Default or Event of Default has occurred and is continuing if, on any Distribution Date the sum of (x) the balance in the Working Capital Reserve Account plus (y) the stated amount of any Permitted Letter of Credit outstanding with respect to the Working Capital Reserve Account plus (z) the Working Capital of Borrower as of the last day of the calendar month commencing two calendar months prior to such Distribution Date, is in excess of (such excess, the "Working Capital Excess") the Required Working Capital for the calendar month ending immediately prior to such Distribution Date then, on the written request from Borrower, Lender shall release funds from the Working Capital Reserve Account or reduce the stated amount of the Permitted Letter of Credit issued with respect to the Working Capital Reserve Account in an amount equal to the Working Capital Excess for such Distribution Date.

                           (iv) On each Distribution Date, if (A) the difference (the "Net Mortgage Loan Balance") between (I) the outstanding principal amount of the First Mortgage Loans as of the last day of the calendar month ending immediately prior to such Distribution Date minus (II) the sum of (x) the amount on deposit in the Sinking Fund Reserve Account as of the last day of such calendar month; (y) the scheduled principal payments for the First Mortgage Loans for the period from the last day of such calendar month through the end of the fiscal quarter containing such Distribution Date; and (z) the stated amount of any Permitted Letter of Credit outstanding with respect to the Sinking Fund Reserve Account, is greater than (B) the balance (the "Required Mortgage Loan Balance") required as of the last day of the calendar quarter containing such Distribution Date pursuant to Section 5.1(a), then Borrower shall make a deposit into the Sinking Fund Reserve Account in an amount sufficient to cause the Net Mortgage Loan Balance to be less than or equal to the Required Mortgage Loan Balance in each case, as of the last day of the calendar month ending immediately prior to such Distribution Date. So long as no Default or Event of Default has occurred and is continuing, on any Distribution Date on which the sum of (x) the balance in the Sinking Fund Reserve Account and (z) the stated amount of any Permitted Letter of Credit outstanding with respect to the Sinking Fund Reserve Account, is in excess of (such excess, the "Mortgage Loan Balance Excess") the difference between (i) the Required Mortgage Loan


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                  Balance minus (ii) the Net Mortgage Loan Balance in each case for the calendar month ending immediately prior to such Distribution Date, then Lender shall, on the written request from Borrower, release funds from the Sinking Fund Reserve Account or reduce the stated amount of the Permitted Letter of Credit issued with respect to the Sinking Fund Reserve Account in an amount equal to the Mortgage Loan Balance Excess for such Distribution Date.

                           (v) On each Distribution Date, Borrower shall deposit into the Mortgage Payment Reserve Account an amount equal to the difference, if positive between (i) the sum of the required principal and interest payments for each First Mortgage Loan that has a required payment prior to the next subsequent Distribution Date minus (ii) the sum, for all First Mortgage Loans that have required payments prior to the next subsequent Distribution Date, of (x) the amount held by the holders of such First Mortgage Loans for the payment of principal and interest with respect to such First Mortgage Loan and (y) the amount held by the Property Owners for the payment of principal and interest with respect to such First Mortgage Loans. Amounts in the Mortgage Payment Reserve Account may only be used to make required payments on the First Mortgage Loans on the date such payments are due.

                           (vi) On each Distribution Date that is not a Payment Date, Borrower shall deposit into the HCPI Loan Reserve Account an amount equal to one-third of the payment required under this Loan Agreement on the next Payment Date. Amounts in the HCPI Loan Reserve Account may only be used to make payments required under this Document on the first Payment Date following the date of deposit of such amount into the HCPI Loan Reserve Account.

                           (vii) None of the Reserve Accounts shall, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Lender's option and in Lender's discretion, may either be held in a separate account or be commingled with the other Reserve Accounts. The Reserve Accounts are solely for the protection of Lender and entail no responsibility on Lender's part beyond the payment of the respective items for which they are held following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. If an Event of Default has occurred and is continuing, Lender may, but shall not be obligated, to apply at any time the balance then remaining in any or all of the Reserve Accounts against the Obligations in whatever order Lender shall subjectively determine. No such application of any or all of the Reserve Accounts shall be deemed to cure any Event of Default. Upon full payment of the Obligations in accordance with the terms of the Loan Documents or at such earlier time as Lender may elect, the balance of any or all of the Reserve Accounts then in Lender's control shall be paid over to Borrower and no other party shall have any right or claim thereto. Lender and Borrower acknowledge that Borrower, and not Lender, shall be treated as the owner of the funds in the Reserve Accounts for tax purposes, except to the extent and at such


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                  time that Lender actually withdraws funds from a Reserve
                  Account in accordance with this Section 5.3(n) and the Reserve Account Security Agreement.

                           (viii) On any Distribution Date so long as no Event of Default has occurred, Borrower may substitute a Permitted Letter of Credit for any cash required to be maintained in a Reserve Account, so long as after giving effect to such substitution the stated amount of such Permitted Letter of Credit plus amounts on deposit in the Reserve Account with respect to which such Permitted Letter of Credit was issued equals or exceed the amount required to be on deposit in such Reserve Account. In addition, if, on any Distribution Date, the amounts on deposit in any Reserve Account plus the stated amount of the Permitted Letter of Credit issued with respect to such Reserve Account exceeds the amount required to be on deposit in such Reserve Account, upon the written request of Borrower, cash in such Reserve Account in an amount equal to such excess shall be released to Borrower. If no agreement for a renewal or replacement of any Permitted Letter of Credit has been made fifteen (15) days prior to the expiration of such Permitted Letter of Credit, Lender may draw upon such Permitted Letter of Credit and deposit such drawing in the Reserve Account with respect to which such Permitted Letter of Credit was issued.

                  (o)      Separateness Covenants.

                           (i) maintain an arm's length relationship with its Affiliates and its shareholders or other equity holders and any other parties furnishing services to it, including, but not limited to, the Permitted Subsidiaries;

                           (ii) be solvent and pay its own liabilities, indebtedness and obligations of any kind, including administrative expenses, from its own assets as the same shall become due;

                           (iii) do all things necessary to preserve its existence, and observe all formalities applicable to it, and do all things necessary to maintain its identity as an entity separate and distinct from the Permitted Subsidiaries and all of its other Affiliates;

                           (iv) conduct and operate its business in its own name and as presently conducted and operated;

                           (v) maintain financial statements, books and records and bank accounts separate from those of its Affiliates, including, without limitation, its shareholders or other equity holders or any other Person; provided, however, that Borrower or any Subsidiary may be included in consolidated financial statements of another Person, provided that such consolidated financial statements contain a note indicating that Borrower or such Subsidiary, as the case may be, is a separate legal entity and the assets and liabilities of Borrower or such Subsidiary, as the case may be, neither are available to pay the debts of


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                  the consolidated Person nor constitute obligations of the
                  consolidated Person and that the consolidated Person is not liable for any of the liabilities of Borrower or such Subsidiary, as the case may be;

                           (vi) be, and at all times hold itself out to the public as, a legal entity separate and distinct from any other Person (including, without limitation, any Affiliate, shareholder or other equity holder of Borrower or such Subsidiary, or any Affiliate of any shareholder or other equity holder of Borrower or such Subsidiary);

                           (vii) file its own tax returns (except to the extent it is treated as a division of another taxpayer for tax purposes) and pay any taxes so required to be paid under applicable law; provided, however, that so long as (x) the tax liability of Borrower or any Subsidiary and its respective income and expenses are readily determinable based on a review of the books and records of Borrower or such Subsidiary, as the case may be, and (y) Borrower or such Subsidiary, as the case may be, maintains sufficient books and records to determine its separate tax obligations for any particular reporting periods, Borrower or any Subsidiary, as the case may be, may file consolidated tax returns;

                           (viii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                           (ix) maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

                           (x) pay any liabilities out of its own funds, including salaries of its employees, not out of the funds of any Affiliate;

                           (xi) use stationery, invoices, and checks separate from its Affiliates, including the Permitted Subsidiaries;

                           (xii) deposit all of its funds in checking accounts, savings accounts, time deposits or certificates of deposit of Borrower or any Subsidiary in its own name or invest such funds in its own name;

                           (xiii) correct any known misunderstanding regarding the separate identity of Borrower or any Subsidiary;

                           (xiv) participate in the fair and reasonable allocation of any and all overhead expenses and other common expenses for facilities, goods or services provided to multiple entities;

                           (xv) establish and maintain an office through which its business is conducted separate and apart from that of the Permitted Subsidiaries or any other


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                  Affiliate; provided, however, that nothing herein shall be construed so as to prevent Borrower or any Subsidiary from having office space at the same address as any of the Permitted Subsidiaries or any other Affiliate, so long as the costs and expenses associated with such office space are allocated as set forth in paragraph (xiv) above; and

                           (xvi) maintain a separate telephone number from that of the Permitted Subsidiaries or any other Affiliate (except that (x) any Subsidiary that is a partnership may maintain the same telephone number as its General Partner and
                  (y) any Subsidiary that is a General Partner may maintain the same telephone number as the partnership for which it is the general partner).

Notwithstanding anything herein to the contrary in this Section 5.3(o), (x) the provisions of this Section 5.3(o) shall not apply to the ARC Fleetwood Entities and (y) Borrower or any Subsidiary may, from time to time, (x) make lawful distributions in accordance with applicable law or loans on an arm's length basis to its Affiliates subject to the provisions of Section 5.3(o)(viii) above, or (y) obtain loans on an arm's length basis or lawful capital contributions in accordance with applicable law from its Affiliates to the extent necessary to satisfy its obligations as they become due; provided, however, that all such transactions are accurately reflected in the books and records of Borrower or such Subsidiary, as the case may be, and each of its respective applicable Affiliates.

                  (p) Certain Property Operators Treated as Corporations. Each of the Property Operators which operates an Entrance Fee Facility will be an entity which is treated as a corporation or an association taxable as a corporation for United States federal income tax purposes.

                  (q) Impound Accounts. To the extent that any Property Operator is required to maintain an impound account pursuant to Section 4.4 of the Master Lease, Borrower shall cause the Property Owner with respect to the Facility leased by such Property Operator to direct that such impound account to be maintained with and subject to the control of Lender, and shall cause the applicable Property Owner to execute such documents as shall be requested by Lender with respect thereto.

                  (r) Subordination of Management Agreements. To the extent that any management fees are paid to ARC or any Affiliate of ARC with respect to any Facility, Borrower shall cause, or shall cause the applicable Subsidiary of Borrower to cause, ARC or such Affiliate of ARC to deliver an agreement, in form and substance satisfactory to Lender, that the payment of such management fees is subordinate to Borrower's obligations under Section 5.3(n) to make deposits into the Reserve Accounts.

                  (s) Board Attendance. Borrower shall at all times give Lender notice of (in the same manner as notice is given to directors), and permit one Person designated by Lender to attend as an observer all meetings of Borrower's Board of


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Directors and all executive and other committee meetings of the Board of
Directors and shall provide to Lender the same information concerning Borrower, and access thereto, provided to members of Borrower's Board of Directors and such committees. The reasonable travel expenses incurred by any such designee of Lender in attending any board or committee meetings shall be reimbursed by Borrower.

                  (t) Release of Lien on Somerby Purchase Option. Upon the written request of Borrower delivered not less than 10 Business Days prior to the closing of the sale of the Somerby Purchase Option in compliance with
Section 5.4(e)(vii), Lender shall, at the expense of Borrower, execute such agreements, documents and other instruments as Borrower shall reasonably request to release the Liens granted to Borrower on the Somerby Purchase Option.

                  (u) Vehicle Sublease. From and after the Funding Date, prior to any Subsidiary (other than the ARC Fleetwood Entities) operating or using a vehicle which is covered by the Enterprise Vehicle Master Lease, such Subsidiary shall have executed a Vehicle Sublease with respect to such vehicle with ARC, as the sublessor, and such Permitted Subsidiary, as the sublessee.

                  (v) Reimbursement Obligation. From and after the Funding Date, no obligation of Borrower or any Subsidiary of Borrower shall be supported by a letter of credit unless, Borrower or such Subsidiary shall either (i) have the direct reimbursement obligation with respect to such letter of credit or
(ii) have an intercompany reimbursement agreement with the Person that has the direct reimbursement obligation with respect to such letter of credit, which shall in each event be in form and substance satisfactory to Lender.

                  (w) Consent to Acquisition of First Mortgage. Notwithstanding anything to the contrary in any First Mortgage Loan Document, Borrower hereby consents, and shall cause any Property Owner with respect to which Lender acquires the First Mortgage Loan to consent, to Lender becoming the lender under any First Mortgage Loan.

         Section 5.4 Negative Covenants. So long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, unless Lender shall otherwise consent in writing, Borrower will not, and will not cause or permit any Subsidiary of Borrower to:

                  (a) Liens. Directly or indirectly (x) make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so; or (y) enter into any contract or agreement (other than the First Mortgage Loan Documents) that in any way restricts the ability of Borrower or such Subsidiary to make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, other than the following:

                           (i)      any Lien created under any Loan Document;

                           (ii) any Lien for taxes, fees, assessments or other governmental charges which are not delinquent and remain payable without penalty;

                           (iii) any carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Lien arising in the ordinary course


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                  of business, the underlying claim with respect to which is not delinquent or remains payable without penalty;

                           (iv) any Lien (other than a Lien imposed by Environmental Laws or by ERISA) on the property of Borrower or any of its Subsidiaries imposed by law, or pledges or deposits required by law pursuant to worker's compensation, unemployment insurance and other social security legislation;

                           (v)      any easement, defect, right-of-way,
                  restriction and other similar encumbrances incurred in the ordinary course of business that do not interfere in any material respect with the business of the Loan Party whose asset is subject to such Lien;

                           (vi)     any Lien (other than Liens on the
                  Collateral) existing on the property of Borrower or its Subsidiaries on the Closing Date and set forth in Schedule 4.1(g) securing Indebtedness permitted under Section 5.4(b)(ii);

                           (vii) any Lien on equipment of any Subsidiary of Borrower securing Indebtedness permitted under Section 5.4(b)(iv) and extensions, renewals, refinancings or replacements thereof;

                           (viii) any Lien on assets of Borrower (other than Collateral and Borrower's ownership interest in the Permitted Subsidiaries) securing Indebtedness permitted under Section 5.4(b)(vi);

                           (ix) any Lien on assets of any ARC Fleetwood Entity securing obligations of such ARC Fleetwood Entity; and

                           (x) any Lien on assets of (x) any Property Operator securing such Property Operator's obligations under the Master Lease or (y) any HCPI Lessee securing such HCPI Lessee's obligations under the HCPI Lease.

                  (b) Limitation on Indebtedness. Directly or indirectly create, incur, assume, guarantee, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                           (i) Indebtedness incurred pursuant to the Loan Documents;

                           (ii) Indebtedness existing on the Closing Date and set forth in Part A of Schedule 4.1(f) and extensions, renewals and replacements thereof made in compliance with the terms of this Agreement;

                           (iii)    Contingent Obligations permitted pursuant to
                  Section 5.4(c);

                           (iv) (x) Indebtedness existing on the Closing Date and set forth in Part B of Schedule 4.1(f) and (y) Capital Lease Obligations of, or purchase money Debt incurred by, any Subsidiary of Borrower (other than a Property Owner) incurred after the Closing Date for the purpose of financing purchases by


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                  Borrower or such Subsidiary of equipment; provided that (A)
                  the security for any such Indebtedness is solely the assets acquired with the proceeds of such Indebtedness; (B) such Indebtedness contains no cross-default provisions; (C) such Indebtedness contains no provision that permits acceleration or modification of such Indebtedness upon a change in the ownership of Borrower or the Subsidiary incurring such Indebtedness; (D) such Indebtedness is not guaranteed by Borrower or any Subsidiary of Borrower; (E) the aggregate outstanding principal amount of such Indebtedness outstanding at any one time shall not exceed $2,550,000;

                           (v)      the Required Interest Hedge;

                           (vi)     Indebtedness of Borrower which is a
                  reimbursement obligation with respect to any Permitted Letter of Credit;

                           (vii)    any Indebtedness of any ARC Fleetwood
                  Entity;

                           (viii) Indebtedness of Borrower or the applicable Subsidiary set forth on Part C or Part D of Schedule 4.1(f);

                           (ix) Indebtedness of any Subsidiary of Borrower which is assumed or incurred in connection with and as a part of the Funding Date Restructuring Plan, provided that such Indebtedness shall be in amounts and subject to documentation that is acceptable to Lender; and

                           (x) additional Indebtedness of Borrower in an aggregate outstanding principal amount outstanding at any one time not in excess of $500,000.

Notwithstanding anything to the contrary contained in this Section 5.4(c), prior to seeking any Indebtedness not outstanding on the Closing Date (other than Indebtedness permitted pursuant to Section 5.4(c)(iv), (vi), (vii) and (viii)), Borrower will or will cause the applicable Subsidiary to first offer to Lender an opportunity to provide such Indebtedness pursuant to the provisions of
Section 2.6.

                  (c) Limitation on Contingent Obligations. Directly or indirectly create, incur, assume, guarantee, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Contingent Obligations, except:

                           (i) Contingent Obligations incurred pursuant to the Loan Documents;

                           (ii) Contingent Obligations existing on the Closing Date and set forth in Schedule 5.4(c)(ii) and extensions, renewals and replacements thereof made in compliance with the terms of this Agreement;

                           (iii) Contingent Obligations of any ARC Fleetwood Entity; and

                           (iv) endorsements of checks for collection or deposit in the ordinary course of business.

                  (d) Restricted Payments. Directly or indirectly (x) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or


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otherwise acquire for value any shares of any class of capital stock or any warrants, rights or options to acquire any such shares, now or hereafter outstanding; or (y) enter into any agreement (other than the First Mortgage Loan Documents) restricting the ability of Borrower or any Subsidiary of Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders or to make any loan or advance to Borrower or another Subsidiary of Borrower, except that:

                           (i) Borrower may declare and make any dividend payments or other distributions payable solely by Borrower in common stock of Borrower or in warrants, rights or options to acquire such common stock;

                           (ii) any Subsidiary of Borrower may declare and make any dividend payment or other distribution payable solely to Borrower or any other wholly-owned direct or indirect Subsidiary of Borrower;

                           (iii) on any Distribution Date, Borrower may declare or make any dividend payment or other distribution to ARC of cash or any other property received in a sale permitted pursuant to Section 5.4(e)(viii); provided that no Default or Event of Default has occurred and is continuing; and

                           (iv) on any Distribution Date, Borrower may declare or make any dividend payment or other distribution of cash to ARC; provided that (x) all payments of any kind and all deposits into any Reserve Account required under the Loan Documents on or prior to such Distribution Date shall have been made and (y) no Default or Event of Default has occurred and is continuing.

                  (e) Consolidation, Merger, Sale of Assets. Wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation or to directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or property (including accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or enter into any agreement to do any of the foregoing except for:

                           (i) Property Operators and HCPI Lessees may lease or sell assets in the ordinary course of business, consistent with past practices; provided that each such lease or sale is consummated in compliance with the provisions of the Master Lease;

                           (ii) Property Operators and HCPI Lessees may enter into sale and leaseback transactions which are permitted pursuant to Section 5.4(b) and Section 5.4(m) and each such transaction is consummated in compliance with the provisions of the Master Lease;

                           (iii) Property Operators and HCPI Lessees may enter into transactions with respect to Real Property which are permitted pursuant to Section 5.4(a)(v);


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                           (iv)     Property Operators may enter into the First
                  Mortgage Loan Documents;

                           (v) Property Operators and HCPI Lessees may sell inventory in the ordinary course of business, consistent with past practices; provided that each such sale is consummated in compliance with the provisions of the Master Lease;

                           (vi) Property Operators, HCPI Lessees and the other Permitted Subsidiaries may dispose of obsolete or unnecessary personal property;

                           (vii) Borrower may reincorporate in the State of Delaware and may merge with or into a newly-formed company created solely for the purpose of so reincorporating Borrower;

                           (viii) any ARC Fleetwood Entity may lease or sell assets and any owner of any interest in any ARC Fleetwood Entity may enter into transactions solely with respect to such interest;

                           (ix) Borrower or any Subsidiary of Borrower may transfer its assets in connection with and as a part of the Funding Date Restructuring Plan; and

                           (x) Borrower may sell the Somerby Purchase Option to any Person that is not an Affiliate of Borrower for fair market value.

                  (f) Loans and Investments. Directly or indirectly purchase, acquire, carry or maintain (or make any commitment to purchase, acquire, carry or maintain) any capital stock, equity interest, Indebtedness, obligations or other securities of or any interest in, any Person or any business or assets or make any advance, loan, extension of credit or capital contribution to or any other investment in any Person including any Affiliates of Borrower, except for:

                           (i) investments in cash or Cash Equivalents provided that Property Owners may only invest in Cash Equivalents described in clause (i) of the definition thereof;

                           (ii) investments on the Closing Date by Borrower in the Permitted Subsidiaries;

                           (iii) other investments by Borrower or any other Subsidiary of Borrower in an aggregate amount not to exceed at any time $500,000;

                           (iv) Borrower and any Subsidiary (other than a Property Owner) may make loans to Affiliates of ARC; provided that (i) any such loan is in the ordinary course of business and on terms no less favorable to Borrower or the applicable Subsidiary, as the case may be, making the loan than Borrower or such Subsidiary, as the case may be, would obtain in a comparable arm's-length transaction with a Person not an Affiliate; and (ii) any such loan must comply


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

                  with applicable law and with the provisions of Section 5.3(o) and Section 5.4(n); and

                           (v)      investments by any ARC Fleetwood Entity.

                  (g) Conduct of Business. Engage in any business other than the following:

                           (i) for Borrower, the business of (x) acquiring and holding shares of stock, partnership interests or membership interests (as applicable) in the Permitted Subsidiaries which are owned directly by Borrower as set forth on Schedule 4.1(e); (y) guaranteeing the obligations of (A) the HCPI Lessees under the HCPI Lease and the other documents executed in connection with the HCPI Lease, all pursuant to the HCPI Guaranty; and (B) the Property Owners identified on
                  Schedule I for the benefit of the First Mortgage Lenders identified on such schedule; and (z) any other business incidental thereto;

                           (ii) for each of the Property Owners (other than ARC Wilora Lake), the business of owning the Fee Estate with respect to the Facility set forth opposite such Property Owner's name on Schedule I;

                           (iii) for each of the Property Operators (other than ARC Wilora Lake and Fort Austin LP), the business of operating the Facility set forth opposite such Property Operator's name on Schedule I;

                           (iv) for each of the HCPI Lessees, the business of leasing the property related to, and operation of, the HCPI Leased Facility set forth opposite such HCPI Lessee's name on
                  Schedule 5.4(g)(iv);

                           (v) for each ARC General Partner (other than ARC Freedom), the business of acquiring and holding the general partnership interests in the Property Operator or HCPI Lessee set forth opposite such ARC General Partner's name on Schedule 4.1(e);

                           (vi) for each ARC Equity Owner (other than ARC Freedom), the business of acquiring and holding shares of the stock, partnership interests (other than general partner interests) or membership interests (as applicable) in the Property Operators or HCPI Lessees set forth opposite such ARC Equity Owner's name on Schedule 4.1(e);

                           (vii) for ARC SC Holdings, the business of acquiring and holding the membership interests in ARC Santa Catalina;

                           (viii) for ARC Wilora Lake, (x) the business of owning the Fee Estate set forth opposite ARC Wilora Lake's name on Part C of Schedule I and (y) the business of operating the facility located on such real property;


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                           (ix)     for ARC Wilora Assisted Living, the business
                  of operating the assisted living wing of the facility set forth opposite ARC Wilora Lake's name on Part C of Schedule I;

                           (x) for ARC Freedom, the business of acquiring and holding the general partnership interests and other equity interests in the Property Operators, the ARC Equity Owners and the ARC General Partners set forth opposite ARC Freedom's name on Part B of Schedule 4.1(e);

                           (xi) for Fort Austin LP, (x) the business of operating the Facility set forth opposite Fort Austin LP's name on Schedule I; and (y) the business of owning acquiring and holding the membership interests in the ARC Fleetwood Entities set forth opposite Fort Austin LP's name on Schedule 4.1(e); and

                           (xii) for the ARC Fleetwood Entities, the business engaged in by such entities on the Closing Date.

                  (h) Transactions With Affiliates. Enter or agree to enter into any transaction with any Affiliate of ARC except in the ordinary course of business and upon terms no less favorable to Borrower or such Subsidiary than Borrower or such Subsidiary would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                  (i) Amendments to Corporate Documents. Amend, modify or otherwise change the certificate or articles of incorporation, bylaws or other organizational document of Borrower, any Property Owner, any Property Operator, any HCPI Lessee, ARC Wilora Lake or ARC Wilora Assisted Living.

                  (j) Health Care Permits and Approvals. Engage in any activity that (i) constitutes or, with the passage of time, notice or both, would result in a material default under or violation of, any such Health Care Permit necessary for the lawful conduct of its business or operations; or (ii) constitutes or, with the passage of time, notice or both, would result in the loss by any Health Care Facility owned, leased, managed or operated by any Property Operator of the right to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that such Property Operator has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto.

                  (k) Accounting Changes. Permit any change in the fiscal year of Borrower or any Subsidiary or in any of the accounting procedures maintained by Borrower or such Subsidiary as of the Closing Date (other than changes required as a result of a change in GAAP).

                  (l)      Amendment to and Refinancing of First Mortgages.

                           (i) Without the prior written consent of Lender (which consent may be withheld or granted in Lender's sole and absolute discretion), neither


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                  Borrower nor any of its Subsidiaries will agree to any
                  amendment to, or waive any of its rights under, any First Mortgage Loan Document.

                           (ii) Without limiting Lender's approval rights as set forth in clause (i), in order to accommodate Borrower's desire for a prompt approval of any transactions contemplated to refinance a First Mortgage Loan (each a "Proposed Refinancing Transaction"), Lender hereby agrees that it will
                  (x) respond to Borrower's written request for approval of a Proposed Refinancing Transaction within 10 Business Days after receipt by Lender of such written request and of each of the following: (A) a summary of, or a term sheet reflecting, the material terms of the Proposed Refinancing Transaction; and
                  (B) all other information requested by Lender with respect to such Proposed Refinancing Transaction or the lender or lenders with respect to such Proposed Refinancing Transaction and (y) respond to Borrower's written request for approval of the agreement or documents or documents proposed to be entered into by Borrower or any Affiliate of Borrower into in connection with such Proposed Refinancing Transaction within 10 Business Days after receipt by Lender of such written request and of each of the following: (A) copies of all the agreements or documents (including an Intercreditor Agreement acceptable to Lender) proposed to be entered into by Borrower or any Affiliate of Borrower into in connection with such Proposed Refinancing Transaction and (B) all other information requested by Lender with respect to such Proposed Refinancing Transaction or the lender or lenders with respect to such Proposed Refinancing Transaction. Borrower specifically acknowledges that (A) Borrower may not request approval from Lender of any Proposed Refinancing Transaction that would, on a pro forma basis, cause Borrower to fail to comply with any of the covenants contained in Section 5.1 of this Agreement and (B) Lender's response to a request for approval of a Proposed Refinancing Transaction may include conditions that are required to be met in order for Lender to approve such Proposed Refinancing Transaction. If any request for approval provided pursuant to this Section 5.4(l)(ii) contains a clear statement indicating that the request will be deemed approved if no response is received from Lender within 10 Business Days, then if Lender fails to respond to Borrower's written request with such 10 Business Days, Lender shall be deemed to have approved a Proposed Refinancing Transaction or the agreements or documents proposed to be entered into by Borrower or any Affiliate of Borrower into in connection with such Proposed Refinancing Transaction, as the case may be.

                  (m) Sale and Leaseback Transactions. Directly or indirectly become, or permit any of its Subsidiaries to directly or indirectly become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (including Borrower or any of its Affiliates) or (ii) which Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Loan Party to any Person (including Borrower or any of its Affiliates) in connection with such


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lease; provided that any Subsidiary of Borrower (other than a Property Owner)
may become and remain liable as lessee, guarantor or other surety with respect to any such lease with a Person (other than Borrower or any of its Affiliates) if and to the extent that (x) such Subsidiary has, pursuant to Section 2.6, offered Lender an opportunity to become the lessor of such lease prior to offering such opportunity to any other Person; (y) after giving effect to such lease, and the application of the proceeds of such lease, there is no Default or Event of Default and (z) Borrower has provided Lender evidence satisfactory to Lender that, after giving effect to such sale and leaseback transaction, Borrower shall remain in compliance with its obligations under this Agreement and the other Loan Documents.

                  (n)      Separateness Covenants.

                           (i) amend, modify or otherwise change its charter, bylaws or other organizational documents in any material term or manner, or in a manner which adversely affects the existence of Borrower or any such Subsidiary, as the case may be, as a single purpose entity without the prior written consent of Lender;

                           (ii) permit any shareholder or other equity holder of Borrower or any such Subsidiary to amend, modify or otherwise change the charter, bylaws or other organizational documents of Borrower or any such Subsidiary, as the case may be, in any material term or manner, or in a manner which adversely affects the existence of Borrower or any such Subsidiary, as the case may be, as a single purpose entity without the prior written consent of Lender;

                           (iii) to the full extent permitted by law, liquidate or dissolve (or suffer any liquidation or dissolution), or enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other beneficial ownership of, any entity (other than the Permitted Subsidiaries) without the prior written consent of Lender;

                           (iv) guarantee, pledge its assets for the benefit of, hold its credit as being available to satisfy, or otherwise become liable, on or in connection with, any obligation of any other person (other than as permitted pursuant to Section 5.4(c)(i) or (ii)) without the prior written consent of Lender;

                           (v) without the prior written consent of Lender, own any asset other than (x) incidental personal property necessary for compliance with the provisions of Section 5.3(o) and this Section 5.4(n) and (y) (A) for the Borrower, (I) the shares of stock, partnership interests and membership interests in the Permitted Subsidiaries owned directly by Borrower; and (II) incidental personal property necessary for the ownership of the shares of stock, partnership interests and membership interests in such Permitted Subsidiaries; (B) for any Property Owners, the Fee Estate with respect to the Facility set forth opposite such Property Owner's name on
                  Schedule I and other property designated as being owned by such Property Owner pursuant to the Master Lease; (C) for any Property Operators (other than Fort Austin LP), the assets necessary for the


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                  business of operating the Facility set forth opposite such
                  Property Operator's name on Schedule I; (D) for any HCPI Lessees, the assets necessary for the business of leasing the property related to, and operation of, the HCPI Leased Facility set forth opposite such HCPI Lessee's name on
                  Schedule 5.4(g)(iv); (E) for any ARC General Partner or ARC Equity Owner, (I) the shares of stock, partnership interests and membership interests in the Permitted Subsidiaries owned directly by such ARC General Partner or ARC Equity Owner, as the case may be; and (II) incidental personal property necessary for the ownership of the shares of stock, partnership interests and membership interests in such Permitted Subsidiaries; (F) for ARC SC Holdings, (I) the membership interests in ARC Santa Catalina; and (II) incidental personal property necessary for the ownership of such membership interests; (G) for ARC Wilora Lake, (I) the Fee Estate set forth opposite ARC Wilora Lake's name on Part of C of Schedule I; and (II) the assets necessary for the business of operating the facility located on such Real Property; (H) for ARC Wilora Assisted Living, the assets necessary for the business of operating the assisted living wing of the facility located on the Fee Estate set forth opposite ARC Wilora Lake's name on Part of C of Schedule I; and (I) for Fort Austin LP, (I) the assets necessary for the business of operating the Facility set forth opposite Fort Austin LP's name on Schedule I; (II) the membership interests in the ARC Fleetwood Entity owned directly by Fort Austin LP; and (III) incidental personal property necessary for the ownership of the membership interests in such Fleetwood Entity;

                           (vi) engage, either directly or indirectly, in any business other than the business permitted pursuant to
                  Section 5.4(g) for Borrower or such Subsidiary, as the case may be, without the prior written consent of Lender;

                           (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) without the prior written consent of Lender (other than accounts payable incurred in the ordinary course of business and the Indebtedness permitted pursuant to Section 5.4(b));

                           (viii) make any loans or advances to any other person or entity, including the Permitted Subsidiaries other than loans or advances permitted pursuant to Section 5.4(f);

                           (ix) commingle the funds and other assets of Borrower or such Subsidiary, as the case may be, with those of the Permitted Subsidiaries, any shareholder or other equity holder, Affiliate or any other Person;

                           (x) hold itself out to be responsible for the debts or obligations of any other Person (other than (x) Borrower's obligations under the HCPI Guaranty and (y) the obligations of any ARC General Partner, in its capacity as a general partner);


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

                           (xi) do any act which would make it impossible for Borrower or such Subsidiary, as the case may be, to carry on the ordinary business of Borrower or such Subsidiary, as the case may be; and

                           (xii) hold title to the assets of Borrower or such Subsidiary, as the case may be, other than in the name of Borrower or such Subsidiary, as the case may be.

Notwithstanding anything herein to the contrary in this Section 5.4(n), (x) the provisions of this Section 5.4(n) shall not apply to the ARC Fleetwood Entities and (y) Borrower or any Subsidiary may, from time to time, (x) make lawful distributions in accordance with applicable law or loans on an arm's length basis to its Affiliates subject to the provisions of Section 5.3(o)(viii), or
(y) obtain loans on an arm's length basis or lawful capital contributions in accordance with applicable law from its Affiliates to the extent necessary to satisfy its obligations as they become due; provided, however, that all such transactions are accurately reflected in the books and records of Borrower or such Subsidiary, as the case may be, and each of its respective applicable Affiliates.

                  (o) Tax Status. No election shall be made with respect to any Property Owner to have such Property Owner treated as an association taxable as a corporation for tax purposes. No election shall be made with respect to any Property Operator of an Entrance Fee Facility to have such Property Operator treated as a disregarded entity for tax purposes.

         Section 5.5       REIT Protections.

                  (a) Notwithstanding anything else to the contrary in this Agreement, unless Lender shall otherwise consent in writing (which consent may be withheld in Lender's sole and absolute discretion), Borrower shall not permit any of the Property Owners to:

                           (i) acquire any stock, loan or other debt or equity securities of or make any advance to another issuer (including an Affiliate of Borrower or any Subsidiary);

                           (ii) enter into any lease which is not approved by Lender or provide any services to any lessee;

                           (iii) enter into any lease which provides for the rental of personal property, except a lease which provide for the rental of both personal property and real property and in which the personal property accounts for less than 10% of the total rent (as determined pursuant to Section 856(d)(1) of the Code);

                           (iv) derive income in any calendar year other than from rent or interest on any bank time deposits, in either case which is not based on net income or profits of the lessee or bank, as the case may be, which would cause the aggregate amount of such income earned by all Property Owners to exceed $100,000 during such calendar year;


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

                           (v) own any assets other than the Facilities, cash, bank time deposits and receivables such as rent, which arise in the ordinary course of its rental business; or

                           (vi) sell, dispose, convey or otherwise transfer any of its properties (or interests therein) in a manner that fails to satisfy the requirements of the prohibited transaction safe-harbor set forth in Section 857(b)(6)(C) of the Code with respect to Lender and as if Lender became the owner of such properties at the time the Loan was made.

                  (b) Borrower shall, promptly upon Lender's request, make available to Lender all data and information in the possession of Borrower or any Subsidiary relating to Borrower, any Subsidiary or any of their respective assets, which is determined by Lender to be necessary or helpful to monitor its compliance with the REIT income and asset tests and other legal requirements relating to the status of Lender as a REIT.

                  (c) Notwithstanding anything to the contrary herein, while Borrower shall not be required independently to determine whether any transaction or arrangement would adversely affect Lender's ability to qualify as a REIT or would result in a Property Owner holding any assets other than "real estate assets" as defined in Section 856(c)(5)(B) of the Code ("Non-REIT Assets") or generating income which would not qualify under Sections 856(c)(3) of the Code ("Non-REIT Income") if Borrower or any Subsidiary has actual knowledge, or is otherwise informed by Lender in the exercise of Lender's reasonable judgment, that a transaction or arrangement could have an adverse effect on Lender's ability to qualify as a REIT or could result in a Property Owner holding Non-REIT Assets or generating Non-REIT Income, the Borrower or any Subsidiary, as applicable, shall take such actions (or refrain from taking such actions) as are required to protect Lender's REIT status or to avoid a Property Owner's receipt of such Non-REIT Income and/or its ownership of such Non-REIT Assets (as the case may be).

                                  ARTICLE VI.
                                EVENTS OF DEFAULT

         Section 6.1 Events of Default. If any of the following events (each such occurrence an "Event of Default," and collectively, the "Events of Default") shall occur:

                  (a) Non-Payment of Principal, Interest or Other Amounts. Borrower or any other Loan Party shall fail to pay (i) when due any principal of the Loan, (ii) within 5 days of the date when due, any interest thereon or (iii) within 5 days of the date when due, any other amount payable under this Agreement or any other Loan Document;

                  (b) First Mortgage Loan Documents. Any breach, default or event of default shall occur and any applicable grace period shall have passed, or any event shall occur or condition exist, under any First Mortgage Loan Document if the effect thereof is to accelerate, or permit the holder or holders of the First Mortgage Loan with respect to such First Mortgage Loan Document to accelerate such First Mortgage Loan;


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

                  (c) HCPI Lease. Any Affiliate of Borrower (including any HCPI Lessee) shall (i) fail to pay when due any monetary obligation under the HCPI Lease Documents or (ii) fail to perform or observe (giving effect to all applicable cure periods) any material term, covenant or agreement contained in the HCPI Lease Documents;

                  (d) Representations and Warranties. Any representation or warranty made by any Loan Party under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made;

                  (e) Financial and Negative Covenants. Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 5.1, 5.2(j), 5.3(m), 5.3(n), 5.3(o), or 5.4 of this Agreement;

                  (f) Reporting and Affirmative Covenants. Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections
5.2 (other than Section 5.2(j)), 5.3(c), 5.3(e), 5.3(h), 5.3(i), 5.3(j), 5.3(k),
or 5.3(l) if such failure shall remain unremedied for five days after such failure;

                  (g) Other Covenants. Borrower or any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Transaction Document (other than a default under subsection (a), (b), (c), (d) or (e) of this Section 6.1) if such failure shall remain unremedied for 30 days after the earlier of (i) the date Borrower or such Loan Party obtains knowledge of such failure or (ii) the date Borrower receives notice from Lender of such failure;

                  (h) Bankruptcy. Borrower or any other Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either (i) such proceeding shall remain undismissed or unstayed for a period of 60 days; or (ii) any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this Section 6.1(h);

                  (i) Judgments. Any judgment or order for the payment of money shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and not stayed for any period of 30 consecutive days; or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;


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

                  (j) Transaction Documents. Any Transaction Document shall cease to be in full force and effect after delivery thereof, or any Loan Party or Property Operator shall so state in writing;

                  (k) Collateral Documents. The Collateral Documents, after delivery thereof pursuant to this Agreement or any of the other Loan Documents, shall for any reason (other than pursuant to the terms thereof) cease to create a valid and enforceable security interest in, or the Lien created thereby shall not be duly perfected as to, any Collateral purported to be covered thereby;

                  (l) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multi-Employer Plan which has resulted or could reasonably be expected to result in liability of Borrower or any ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multi-Employer Plan or the PBGC; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $100,000; or (iii) Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-Employer Plan;

                  (m) Other Indebtedness. Borrower or any of its Subsidiaries shall fail to pay when due any principal of or premium or interest on Indebtedness; or any breach, default or event of default shall occur and any applicable grace period shall have passed, or any event shall occur or condition exist, under any Indebtedness if the effect thereof, is to accelerate or permit the holder or holders of such Indebtedness to accelerate the maturity thereof; or

                  (n) Leases. Any breach, default or event of default shall occur, or any event shall occur or condition exist, under any Master Lease Document or any HCPI Lease Document; or the Master Lease or the HCPI Lease shall be terminated for any reason, then, and in any such event, Lender may declare the Note, all interest thereon and all other amounts payable under any Loan Document to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable (without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower); provided, however, that in the event of an Event of Default with respect to Borrower under Section 6.1(g), the Note, all such interest and all such amounts shall automatically become and be due and payable (without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower).

         Section 6.2 Rights Not Exclusive. Subject to Section 7.8, the rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.


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                                  ARTICLE VII.
                                  MISCELLANEOUS

         Section 7.1 Collateral Matters. Lender is hereby irrevocably authorized (but shall not be obligated), without the necessity of any notice to or further consent from any Person, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary or appropriate to perfect and keep perfected the Liens created in favor of Lender pursuant to the Collateral Documents.

         Section 7.2 Amendments. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 7.3 Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

                     If to Borrower:      ARCPI Holdings, Inc.
                                          111 Westwood Place, Suite 200
                                          Brentwood, Tennessee 37027
                                          Attn: Bill Sheriff, CEO
                                          Fax: (615) 221-5284

                     with a copy to:      Bass, Berry & Sims PLC
                                          AmSouth Center
                                          315 Deaderick Street, Suite 2700
                                          Nashville, Tennessee 37238-0002
                                          Attn: T. Andrew Smith, Esq.
                                          Fax: (615) 742-2766

                     If to Lender:        Health Care Property Investors, Inc.
                                          4675 MacArthur Court, Suite 900
                                          Newport Beach, California 92660
                                          Attn: Legal Department
                                          Fax: (949) 221-0607

                     with a copy to:      Latham & Watkins
                                          650 Town Center Drive, Suite 2000
                                          Costa Mesa, California 92626
                                          Attn: David C. Meckler, Esq.
                                          Fax: (714) 755-8290

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided


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

above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In lieu of notice by U.S. Mail, either party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, provided that an original of such facsimile is also sent to the intended addressee by another method approved in this Section 7.3, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes.

         Section 7.4 No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 7.5       Costs, Expenses and Taxes.

                  (a) General Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution, delivery, administration, modification and amendment of the Transaction Documents and the other documents to be delivered under the Transaction Documents, including the fees and out-of-pocket expenses of counsel for Lender actually incurred with respect thereto and with respect to advising Lender as to its rights and responsibilities under the Loan Documents. Borrower further agrees to pay on demand all costs and expenses, if any (including counsel fees and expenses) actually incurred, in connection with the enforcement by Lender (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents, including counsel fees and expenses actually incurred in connection with the enforcement of rights under this Section 7.5. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  (b) Survival. The provisions of this Section 7.5 shall survive the termination of this Agreement and the repayment of the Loan.

         Section 7.6       Right of Set-off. Subject to the provisions of
Section 7.8, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under any Transaction Document, whether or not Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. The


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rights of Lender under this Section 7.6 are in addition to other rights and remedies (including other rights of set-off) which Lender may have.

         Section 7.7       Indemnity.

                  (a) Indemnity. Borrower shall pay, indemnify, defend and hold Lender and each of its directors, officers, employees, attorneys or agents (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings and damages, and all attorney's fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and whether or not suit is brought), at any time asserted against, imposed upon or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation or proceeding related to this Agreement, any other Loan Document or the Loan or the use of the proceeds thereof (whether or not any Indemnified Person is a party thereto) any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities").

                  (b) Limitation. Borrower shall have no obligation to any Indemnified Person under this Section 7.7 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person.

                  (c) Survival. The provisions of this Section 7.7 shall survive the termination of this Agreement and the repayment of the Loan.

         Section 7.8       Limited Recourse.

                  (a) Limitation on Recourse. Notwithstanding anything herein or in any other Loan Document to the contrary, subject to the qualifications set forth in this Section 7.8, Lender agrees that (x) Borrower shall be liable upon the indebtedness evidenced hereby and for the other Obligations arising under the Loan Documents to the full extent (but only to the extent) of the Collateral, (y) if an Event of Default occurs, any judicial or other proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the Obligations of Borrower and the other Loan Parties under the Loan Documents, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower, any other Loan Party, ARC or any Subsidiary of ARC other than the Collateral (except with respect to the liability described below in this Section 7.8), and (z) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the Obligations of Borrower and the other Loan Parties under the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower or any other Loan Party, except with respect to any liability described below in this Section 7.8.


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

                  (b) Exceptions to Limitation. Notwithstanding anything to the contrary in Section 7.8(a), Borrower shall be fully and personally liable and subject to legal action for any and all fees, costs, expenses, damages and losses (including, without limitation, legal fees and costs) incurred or suffered by Lender, resulting from relating to the following:

                           (i) The misapplication or misappropriation by Borrower, any other Loan Party, ARC or any Subsidiary of ARC in violation of any provisions of the Loan Documents or the Master Lease of any or all money collected, paid or received, or to which, pursuant to the Loan Documents, Borrower, any Loan Party or Lender is entitled to receive, relating to the Loan, the Collateral or the Master Lease, including, but not limited to, insurance proceeds, condemnation awards, lease security and other deposits and rent;

                           (ii) Rents, issues, profits and revenues of all or any portion of the Collateral or the Facilities received or applicable to a period after the occurrence of any Event of Default which are not applied to pay, real estate taxes and other charges, premiums on insurance policies required under the Loan Documents and the other ordinary and necessary expenses of owning and operating the Facilities;

                           (iii) Waste committed on the Facilities or damage to the Facilities as a result of intentional misconduct or gross negligence or the removal of all or any property in violation of the terms of the Loan Documents or the Master Lease;

                           (iv) The filing of any petition for bankruptcy, reorganization or arrangement pursuant to state or federal bankruptcy law, or any similar federal or state law, by ARC or any Affiliate of ARC against Borrower, any Loan Party or any Property Operator or if any proceeding seeking the dissolution or liquidation of Borrower, any Loan Party or any Property Operator shall be commenced by ARC or any Affiliate of ARC;

                           (v) The failure by Borrower to obtain Lender's prior written consent to any assignment, transfer or conveyance of any portion of any Facility or any interest therein that is not otherwise permitted pursuant to the Loan Documents (other than an assignment, transfer or conveyance covered by Section 7.8(c)(ii)); or

                           (vi) The failure by Borrower or any Property Owner to comply with the provisions of Section 5.3(o) or
                  Section 5.4(n).

                  (c) Full Recourse. Notwithstanding anything to the contrary in Section 7.8(a), if:

                           (i) Borrower fails to obtain Lender's prior written consent to any financing or refinancing by any Property Owner or other Person of all or any of the Facilities;


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

                           (ii) except for assignments, transfers or conveyances specifically permitted pursuant to the Loan Documents, Borrower fails to obtain Lender's prior written consent to any assignment, transfer or conveyance of (x) interests in any of the Permitted Subsidiaries or (y) any material portion of the real property interests in any Facility;

                           (iii) any petition for bankruptcy, reorganization or arrangement pursuant to state or federal bankruptcy law, or any similar federal or state law, shall be filed or consented to, or acquiesced in by, Borrower, any Loan Party or any Property Operator, or Borrower, any Loan Party or any Property Operator seeks (or consents to, or acquiesces in) the appointment of a receiver, liquidator or trustee, or any proceeding for the dissolution or liquidation of Borrower, any Loan Party or any Property Operator shall be instituted or consented to, or acquiesced in by Borrower, any Loan Party or any Property Operator; or

                           (iv)     any Fraud or intentional or grossly
                  negligent material misrepresentation or failure to disclose a material fact (including, without limitation, with respect to any such fraud, misrepresentation or failure to disclose in any materials delivered to Lender) by Borrower, ARC or any Affiliate of ARC or Borrower or by any other Person authorized to make statements or representations on behalf of Borrower, ARC or any Affiliate of ARC or Borrower in connection with the Transaction Documents;

then (x) the Obligations shall be fully recourse to Borrower; and (y) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code as same may be amended or replaced to file a claim for the full amount of the Obligations or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Loan Documents.

         Section 7.9 Binding Effect. This Agreement shall become effective when it shall have been executed by Borrower and Lender and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that (x) Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender (which consent may be withheld or granted in Lender's sole and absolute discretion) and (y) so long as no Event of Default has occurred, Lender shall not have the right to assign its rights hereunder or any interest herein to a Person that competes directly with Borrower or any Subsidiary of Borrower without the prior written consent of Borrower (which consent may be withheld or granted in Borrower's sole and absolute discretion).

         Section 7.10 GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER AND LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS


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

PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH OF BORROWER AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY ANY MEANS PERMITTED BY NEW YORK LAW.

         Section 7.11 WAIVER OF JURY TRIAL. BORROWER AND LENDER WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, AND AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Section 7.12 Confidentiality. Lender agrees that material, non-public information regarding Borrower, its Subsidiaries, operations, assets, and existing and contemplated business plans shall be treated by Lender in a confidential manner, and shall not be disclosed by it to Persons who are not parties to this Agreement, except: (i) to counsel for and other advisors, accountants, and auditors to Lender; (ii) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; (iii) as may be agreed to in advance by Borrower; (iv) as to any such information that is generally available to the public; and (v) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participation of Lender's interests hereunder.

         Section 7.13 Limitation of Liability. No claim may be made by Borrower, any Subsidiary of Borrower, or any Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or the other Loan Documents, or any act, omission or event occurring in connection therewith, and Borrower, each Subsidiary of Borrower, and Lender hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not now accrued and whether or not known or suspected to exist in its favor.


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

         Section 7.14 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding between Borrower and Lender and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof.

         Section 7.15 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                     (remainder of page intentionally blank)


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

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       ARCPI HOLDINGS, INC., a Tennessee
                                       corporation, as Borrower



                                       By: /s/ H. Todd Kaestner
                                          --------------------------------------
                                          Name: H. Todd Kaestner
                                               ---------------------------------
                                          Title: Executive Vice President
                                                --------------------------------



                                       HEALTH CARE PROPERTY INVESTORS,
                                       INC., a Maryland corporation, as Lender



                                       By: /s/ James G. Reynolds
                                          --------------------------------------
                                          Name: James G. Reynolds
                                               ---------------------------------
                                          Title: Executive Vice President
                                                --------------------------------


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